UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2019

Emerging Markets Debt Fund
Investor Class (AEDVX)
I Class (AEHDX)
Y Class (AEYDX)
A Class (AEDQX)
C Class (AEDHX)
R Class (AEDWX)
R5 Class (AEDJX)
R6 Class (AEXDX)
G Class (AEDGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AEDVX	11.35%	4.75%	4.61%	7/29/14
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	12.20%	5.19%	5.06%	—
I Class	AEHDX	11.47%	—	4.51%	4/10/17
Y Class	AEYDX	11.57%	—	4.60%	4/10/17
A Class	AEDQX				7/29/14
No sales charge		11.08%	4.49%	4.35%
With sales charge		6.09%	3.53%	3.44%
C Class	AEDHX	10.26%	3.73%	3.59%	7/29/14
R Class	AEDWX	10.80%	4.24%	4.10%	7/29/14
R5 Class	AEDJX	11.59%	4.97%	4.83%	7/29/14
R6 Class	AEXDX	11.62%	5.01%	4.88%	7/29/14
G Class	AEDGX	12.41%	—	5.28%	11/14/17
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $12,678

JPMorgan CEMBI Broad Diversified Index — $12,967

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.97%	0.87%	0.77%	1.22%	1.97%	1.47%	0.77%	0.72%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Margé Karner, John Lovito, Brian Howell and Thomas Youn

Effective May 2019, Kevin Akioka left the fund’s portfolio management team. In December 2019, Margé Karner left the fund's portfolio management team and Alessandra Alecci joined the team.

Performance Summary

Emerging Markets Debt returned 11.35%* for the fiscal year ended October 31, 2019. By comparison, the JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index rose 12.20% over the same time period. Portfolio returns reflect operating expenses, while index returns do not.

Market Review

The broad emerging markets debt asset class enjoyed strong performance for the 12-month period despite volatile market trends. Early in the period, emerging markets bonds, oil and other riskier assets tumbled on signs of slowing global growth, escalating trade tensions between the U.S. and China and worries that the Federal Reserve would misstep and overtighten its policy position. Emerging markets debt began to rally late in 2018, even as global stocks and oil prices were falling. Expectations for more dovish policy from developed markets central banks fueled the gains.

Indeed, central banks in developed markets turned more accommodative, prompting interest rates to decline significantly and driving global bond prices broadly higher. Credit spreads, the difference between corporate and government yields of similar maturity, also rallied to tighter levels. These market influences had the greatest performance impact early in 2019, but they continued to drive strength in emerging markets assets through the year. The U.S. dollar was generally strong across the period, as U.S. rate expectations remained comparatively higher than rate outlooks for other developed markets. Some large developed markets countries, including Germany, Japan and Switzerland, saw short- and medium-term interest rates retreat to negative levels.

Meanwhile, several macroeconomic trends, including acrimonious trade negotiations between the U.S. and China, ongoing political struggles for Brexit and slowing global growth, led to uncertainty. Country-specific events also created periodic headwinds. For example, Argentina rallied early in 2019 as President Mauricio Macri’s reform-minded administration demonstrated progress in improving fiscal and current account imbalances. However, President Macri’s weak showing in the nation’s primary election in August led to a market sell-off. In Turkey, uncertainty ahead of local elections prompted volatility in the spring, but assets rallied through the summer amid signs of improved inflation. Brazil’s market lagged as the government struggled to reform the nation’s pension system. Brazilian securities sold off further when Argentine assets fell in late summer. Despite these idiosyncratic sources of volatility, broader interest rate trends dominated emerging markets debt prices, driving positive returns for the period.

Yield-Curve Positioning, Allocation Weighed on Results; Security Selection Contributed

In the falling-rate environment, the longest-duration segments of the market generally outperformed. In the portfolio, our duration positioning was slightly shorter than the benchmark’s duration at times, modestly detracting from overall performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the market index, other share classes may not. See page 3 for returns for all share classes.

5

Asset allocation also weighed modestly on results. Our allocation to Argentina was a top detractor. However, we exited most of our Argentine sovereigns the day after the surprise primary election results, avoiding much of the steep sell-off that followed. Conversely, our allocation to Turkey was a top contributor. From a sector perspective, our out-of-index allocation to sovereigns pressured results.

Conversely, security selection lifted portfolio performance. By country, selection effects in Brazil, Indonesia and Mexico contributed to performance. In Brazil and Indonesia, our positions in energy-related corporates performed well. Long positions in Mexican corporate bonds and quasi-sovereigns rallied as developed markets rates declined. We favored these positions due to our belief that they were unfairly penalized for perceived policy risks. While security selection contributed overall, Turkey was an area of underperformance. Turkish assets faced significant volatility in the period.

In terms of security selection by sector, our holdings in the technology, media and telecommunications sector outperformed, as did our positions in metals and mining. By credit rating, our selection among issues rated BB and BBB was particularly strong.

Positioning for the Future

Looking ahead, we anticipate continued volatility, but we also believe valuations in the emerging markets corporate bond universe are more in line with fundamentals. We expect this dynamic to create opportunities across the asset class.

We expect U.S. and developed markets government bond yields to remain relatively low due to accommodative central banks. This backdrop should provide continued support for emerging markets corporate bonds. In addition, progress toward a potential U.S.-China trade agreement would add to positive momentum.

Within the asset class, some high-yield issues remain attractive. Although we have taken some profits and reduced some large overweight positions in high-yield bonds, we continue to find value in below investment-grade securities. We believe our bottom-up security selection process continues to identify select high-yield corporates with stable or improving fundamentals and attractive valuations, particularly in the new-issues market.

We will continue to balance current market dynamics, including moderating global growth and easing monetary policy, with our long-term constructive view on emerging markets debt. We are slightly more defensive than we were early in 2019, given the macroeconomic backdrop. As always, we remain focused on select, bottom-up opportunities.

6

Fund Characteristics

OCTOBER 31, 2019
Portfolio at a Glance
Average Duration (effective)	4.5 years
Weighted Average Life to Maturity	6.8 years

Holdings by Country	% of net assets
China	8.7%
Mexico	8.5%
India	7.9%
Brazil	6.3%
Turkey	5.1%
Colombia	4.7%
Indonesia	4.1%
Panama	4.0%
South Africa	3.8%
Peru	3.3%
Other Countries	34.3%
Cash and Equivalents*	9.3%
*Includes temporary cash investments, temporary cash investments - securities lending collateral and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Corporate Bonds	84.0%
Sovereign Governments and Agencies	6.7%
Common Stocks	—*
Temporary Cash Investments	9.1%
Temporary Cash Investments - Securities Lending Collateral	2.5%
Other Assets and Liabilities	(2.3)%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,050.40	$5.01	0.97%
I Class	$1,000	$1,050.90	$4.50	0.87%
Y Class	$1,000	$1,051.50	$3.98	0.77%
A Class	$1,000	$1,049.10	$6.30	1.22%
C Class	$1,000	$1,045.20	$10.16	1.97%
R Class	$1,000	$1,047.80	$7.59	1.47%
R5 Class	$1,000	$1,051.60	$3.98	0.77%
R6 Class	$1,000	$1,051.70	$3.72	0.72%
G Class	$1,000	$1,055.50	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
I Class	$1,000	$1,020.82	$4.43	0.87%
Y Class	$1,000	$1,021.32	$3.92	0.77%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R5 Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,021.58	$3.67	0.72%
G Class	$1,000	$1,025.16	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2019

	Principal Amount	Value
CORPORATE BONDS — 84.0%
Argentina — 0.6%
YPF SA, 8.75%, 4/4/24	$2,700,000	$2,268,000
Brazil — 6.3%
Banco BTG Pactual SA, VRN, 7.75%, 2/15/29(1)	3,500,000	3,706,500
Banco do Brasil SA, 4.625%, 1/15/25(2)	1,900,000	1,987,875
GTL Trade Finance, Inc., 7.25%, 4/16/44	1,200,000	1,480,500
JBS Investments II GmbH, 5.75%, 1/15/28	1,300,000	1,357,525
Minerva Luxembourg SA, 5.875%, 1/19/28(1)	2,500,000	2,555,000
NBM US Holdings, Inc., 7.00%, 5/14/26	800,000	850,900
Petrobras Global Finance BV, 8.75%, 5/23/26	1,150,000	1,474,300
Petrobras Global Finance BV, 6.875%, 1/20/40(2)	3,900,000	4,566,900
Rumo Luxembourg Sarl, 7.375%, 2/9/24	500,000	540,650
Rumo Luxembourg Sarl, 5.875%, 1/18/25(1)	2,700,000	2,870,438
Usiminas International Sarl, 5.875%, 7/18/26(1)	2,500,000	2,553,125
		23,943,713
Chile — 1.2%
Enel Chile SA, 4.875%, 6/12/28	1,500,000	1,659,375
Geopark Ltd., 6.50%, 9/21/24(2)	850,000	881,663
VTR Finance BV, 6.875%, 1/15/24(2)	1,955,000	2,008,762
		4,549,800
China — 8.7%
Avi Funding Co. Ltd., MTN, 3.80%, 9/16/25	2,000,000	2,118,508
China Overseas Finance Cayman V Ltd., 3.95%, 11/15/22	3,950,000	4,091,547
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22	4,650,000	4,848,879
CITIC Ltd., MTN, 6.80%, 1/17/23	2,250,000	2,524,928
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	6,450,000	6,549,146
Country Garden Holdings Co. Ltd., 4.75%, 9/28/23	2,700,000	2,712,225
CRCC Yuxiang Ltd., 3.50%, 5/16/23	1,400,000	1,442,591
JD.com, Inc., 3.875%, 4/29/26	2,000,000	2,077,727
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)	200,000	200,251
Sinopec Group Overseas Development 2017 Ltd., 2.25%, 9/13/20(1)	700,000	699,395
Vanke Real Estate Hong Kong Co. Ltd., MTN, 5.35%, 3/11/24	750,000	818,631
Weibo Corp., 3.50%, 7/5/24	5,000,000	5,106,160
		33,189,988
Colombia — 4.7%
Ecopetrol SA, 5.875%, 5/28/45	2,400,000	2,780,280
Empresas Publicas de Medellin ESP, 4.25%, 7/18/29(1)	2,200,000	2,308,460
Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25(1)	2,600,000	2,447,250
Grupo de Inversiones Suramericana SA, 5.50%, 4/29/26	2,200,000	2,465,760
Millicom International Cellular SA, 6.00%, 3/15/25	2,700,000	2,804,625

10

	Principal Amount	Value
Millicom International Cellular SA, 5.125%, 1/15/28(1)	$500,000	$516,875
Millicom International Cellular SA, 6.25%, 3/25/29(1)	1,500,000	1,640,595
Promigas SA ESP / Gases del Pacifico SAC, 3.75%, 10/16/29(1)	1,400,000	1,408,540
SURA Asset Management SA, 4.375%, 4/11/27(2)	1,600,000	1,706,016
		18,078,401
Ghana — 3.3%
Kosmos Energy Ltd., 7.125%, 4/4/26(1)	5,800,000	6,075,500
Tullow Oil plc, 7.00%, 3/1/25(1)	6,400,000	6,632,000
		12,707,500
Hong Kong — 1.1%
Bank of East Asia Ltd. (The), MTN, VRN, 4.25%, 11/20/24	200,000	200,192
China CITIC Bank International Ltd., MTN, 6.875%, 6/24/20	1,000,000	1,027,069
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(1)	2,000,000	2,000,576
HPHT Finance 17 Ltd., 2.75%, 9/11/22	1,000,000	1,005,209
		4,233,046
India — 7.9%
Adani Ports & Special Economic Zone Ltd., 4.375%, 7/3/29(1)	1,500,000	1,567,389
Axis Bank Ltd., MTN, 3.00%, 8/8/22	2,800,000	2,811,399
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24(1)	1,950,000	1,963,162
Delhi International Airport Ltd., 6.45%, 6/4/29(1)	3,000,000	3,225,000
Greenko Dutch BV, 5.25%, 7/24/24(1)	770,000	777,123
Greenko Investment Co., 4.875%, 8/16/23(1)	2,400,000	2,376,130
Greenko Solar Mauritius Ltd., 5.55%, 1/29/25(1)	2,900,000	2,912,436
ICICI Bank Ltd., 5.75%, 11/16/20	400,000	412,211
ICICI Bank Ltd., MTN, 4.00%, 3/18/26	2,500,000	2,608,977
Reliance Industries Ltd., 4.125%, 1/28/25	2,400,000	2,564,217
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22(1)	3,600,000	3,645,327
Shriram Transport Finance Co. Ltd., MTN, 5.70%, 2/27/22	600,000	603,775
Vedanta Resources Finance II plc, 9.25%, 4/23/26	2,550,000	2,566,575
Vedanta Resources Ltd., 6.125%, 8/9/24(1)	2,400,000	2,232,081
		30,265,802
Indonesia — 4.1%
Listrindo Capital BV, 4.95%, 9/14/26	6,300,000	6,407,100
Medco Oak Tree Pte Ltd, 7.375%, 5/14/26(1)	1,500,000	1,532,788
Medco Platinum Road Pte Ltd, 6.75%, 1/30/25	3,000,000	3,032,685
Perusahaan Gas Negara Tbk PT, 5.125%, 5/16/24	2,800,000	3,046,866
TBG Global Pte Ltd., 5.25%, 2/10/22	1,700,000	1,730,875
		15,750,314
Ireland — 0.4%
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	1,500,000	1,539,375
Israel — 2.7%
Altice Financing SA, 7.50%, 5/15/26	2,100,000	2,236,500
Israel Electric Corp. Ltd., 6.875%, 6/21/23(1)	1,300,000	1,481,578
Israel Electric Corp. Ltd., 5.00%, 11/12/24(1)	800,000	881,600
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	4,100,000	3,556,750
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24(2)	1,500,000	1,408,125
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28(2)	1,000,000	900,000
		10,464,553

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	Principal Amount	Value
Jamaica — 0.3%
Digicel Ltd., 6.00%, 4/15/21	$1,600,000	$1,200,016
Kazakhstan — 0.4%
KazTransGas JSC, 4.375%, 9/26/27(1)	1,600,000	1,682,464
Kuwait — 0.7%
Equate Petrochemical BV, MTN, 4.25%, 11/3/26	1,584,000	1,690,054
Kuwait Projects Co. SPC Ltd., 5.00%, 3/15/23	950,000	1,005,481
		2,695,535
Macau — 0.7%
Sands China Ltd., 5.125%, 8/8/25	2,400,000	2,652,360
Malaysia — 0.3%
Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,000,000	1,013,800
Mexico — 8.5%
Alpek SAB de CV, 4.50%, 11/20/22	1,500,000	1,567,485
Axtel SAB de CV, 6.375%, 11/14/24(1)	2,550,000	2,671,252
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	4,900,000	4,792,445
BBVA Bancomer SA, VRN, 5.875%, 9/13/34(1)	1,900,000	1,935,150
Cemex SAB de CV, 5.70%, 1/11/25	1,250,000	1,289,375
Cemex SAB de CV, 6.125%, 5/5/25	4,100,000	4,258,875
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	1,744,200	1,894,637
Grupo Bimbo SAB de CV, 4.00%, 9/6/49(1)	1,500,000	1,437,255
Grupo KUO SAB De CV, 5.75%, 7/7/27	2,450,000	2,529,625
Industrias Penoles SAB de CV, 5.65%, 9/12/49(1)	750,000	773,438
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	3,400,000	3,342,880
Sigma Finance Netherlands BV, 4.875%, 3/27/28	1,500,000	1,621,500
Sixsigma Networks Mexico SA de CV, 7.50%, 5/2/25(1)(2)	4,400,000	4,422,000
		32,535,917
Morocco — 1.0%
OCP SA, 6.875%, 4/25/44	2,900,000	3,619,713
Nigeria — 1.2%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	4,300,000	4,504,250
Oman — 1.6%
Oztel Holdings SPC Ltd., 5.625%, 10/24/23	1,045,000	1,094,491
Oztel Holdings SPC Ltd., 6.625%, 4/24/28	4,888,000	5,054,738
		6,149,229
Panama — 4.0%
Banistmo SA, 3.65%, 9/19/22	2,886,000	2,932,898
C&W Senior Financing DAC, 7.50%, 10/15/26	1,900,000	2,044,875
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	5,679,000	5,998,444
Cable Onda SA, 4.50%, 1/30/30(1)(3)	4,050,000	4,111,843
		15,088,060
Peru — 3.3%
Banco Internacional del Peru SAA Interbank, 3.375%, 1/18/23(1)	3,000,000	3,043,500
Banco Internacional del Peru SAA Interbank, VRN, 6.625%, 3/19/29	200,000	226,000
Fenix Power Peru SA, 4.32%, 9/20/27	950,000	957,134
Inkia Energy Ltd., 5.875%, 11/9/27	1,500,000	1,560,015

12

	Principal Amount	Value
Intercorp Financial Services, Inc., 4.125%, 10/19/27(1)	$3,400,000	$3,510,500
Kallpa Generacion SA, 4.125%, 8/16/27	3,404,000	3,476,165
		12,773,314
Philippines†
FPT Finance Ltd., 6.375%, 9/28/20	100,000	103,625
Qatar — 1.4%
Nakilat, Inc., 6.07%, 12/31/33(1)	800,000	973,040
Nakilat, Inc., 6.27%, 12/31/33	193,033	232,160
Ooredoo International Finance Ltd., MTN, 5.00%, 10/19/25	3,500,000	3,912,301
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20(1)	145,730	148,105
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	112,100	113,927
		5,379,533
Russia — 2.6%
Gazprom OAO Via Gaz Capital SA, 5.15%, 2/11/26	2,000,000	2,189,607
Gazprom OAO Via Gaz Capital SA, MTN, 7.29%, 8/16/37	3,300,000	4,470,120
GTH Finance BV, 7.25%, 4/26/23(1)	2,800,000	3,134,639
Lukoil International Finance BV, 6.125%, 11/9/20	200,000	207,696
		10,002,062
Saudi Arabia — 2.7%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	700,000	692,852
SABIC Capital II BV, 4.50%, 10/10/28(1)	3,000,000	3,329,832
Saudi Arabian Oil Co., 3.50%, 4/16/29(1)	1,800,000	1,871,382
Saudi Electricity Global Sukuk Co. 4, 4.72%, 9/27/28	3,900,000	4,367,496
		10,261,562
Singapore — 1.6%
Oversea-Chinese Banking Corp. Ltd., MTN, 4.25%, 6/19/24(2)	3,000,000	3,185,970
United Overseas Bank Ltd., MTN, VRN, 2.88%, 3/8/27	3,000,000	3,003,240
		6,189,210
South Africa — 2.7%
AngloGold Ashanti Holdings plc, 6.50%, 4/15/40	1,450,000	1,644,496
Gold Fields Orogen Holdings BVI Ltd., 6.125%, 5/15/29	2,200,000	2,491,500
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(1)	880,000	880,959
MTN Mauritius Investments Ltd., 4.76%, 11/11/24	762,000	781,940
Prosus NV, 6.00%, 7/18/20	2,000,000	2,048,100
SASOL Financing USA LLC, 5.875%, 3/27/24	800,000	863,306
SASOL Financing USA LLC, 6.50%, 9/27/28	1,500,000	1,678,417
		10,388,718
South Korea — 1.7%
KEB Hana Bank, MTN, 4.375%, 9/30/24	3,200,000	3,409,622
Shinhan Financial Group Co. Ltd., VRN, 3.34%, 2/5/30(1)	500,000	509,595
Woori Bank, MTN, 4.75%, 4/30/24(2)	2,250,000	2,414,262
		6,333,479
Tanzania, United Republic Of — 0.4%
HTA Group Ltd., 9.125%, 3/8/22	1,600,000	1,672,450
Thailand — 0.4%
Thaioil Treasury Center Co. Ltd., 3.50%, 10/17/49(1)	1,400,000	1,393,414

13

	Principal Amount	Value
Turkey — 2.6%
KOC Holding AS, 3.50%, 4/24/20	$3,500,000	$3,503,862
Turk Telekomunikasyon AS, 6.875%, 2/28/25(1)	600,000	638,298
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/27(1)	1,800,000	1,620,000
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 3/14/26(1)	3,200,000	3,340,000
Turkiye Vakiflar Bankasi TAO, MTN, 5.75%, 1/30/23	700,000	679,749
		9,781,909
Ukraine — 2.1%
Kernel Holding SA, 8.75%, 1/31/22	600,000	636,638
Kernel Holding SA, 6.50%, 10/17/24(1)	3,350,000	3,373,450
Metinvest BV, 7.75%, 10/17/29(1)	700,000	694,225
MHP SE, 7.75%, 5/10/24(1)	3,200,000	3,403,328
		8,107,641
United Arab Emirates — 1.8%
Abu Dhabi National Energy Co. PJSC, 4.875%, 4/23/30(1)	1,500,000	1,701,810
ADCB Finance Cayman Ltd., MTN, 4.50%, 3/6/23	700,000	737,651
DP World Crescent Ltd., MTN, 4.85%, 9/26/28	2,300,000	2,512,433
DP World plc, 3.25%, 5/18/20	1,900,000	1,905,239
		6,857,133
Zambia — 1.0%
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	4,000,000	3,928,000
TOTAL CORPORATE BONDS (Cost $309,766,549)		321,303,886
SOVEREIGN GOVERNMENTS AND AGENCIES — 6.7%
Dominican Republic — 0.8%
Dominican Republic International Bond, 5.95%, 1/25/27	1,800,000	1,982,268
Dominican Republic International Bond, 6.85%, 1/27/45	1,050,000	1,187,823
		3,170,091
El Salvador — 0.2%
El Salvador Government International Bond, 6.375%, 1/18/27	800,000	841,008
Jordan — 0.1%
Jordan Government International Bond, 7.375%, 10/10/47(1)	200,000	211,570
Namibia — 0.6%
Namibia International Bonds, 5.25%, 10/29/25	2,200,000	2,245,572
Nigeria — 1.0%
Nigeria Government International Bond, MTN, 6.50%, 11/28/27	4,000,000	4,027,401
Oman — 0.3%
Oman Government International Bond, 6.75%, 1/17/48	1,300,000	1,226,016
Russia — 0.1%
Russian Foreign Bond - Eurobond, 5.00%, 4/29/20	200,000	203,033
South Africa — 1.1%
Republic of South Africa Government International Bond, 5.50%, 3/9/20	4,100,000	4,145,100
Turkey — 2.5%
Turkey Government International Bond, 6.875%, 3/17/36	2,200,000	2,172,685
Turkey Government International Bond, 7.00%, 6/5/20	1,400,000	1,430,772
Turkey Government International Bond, 7.25%, 12/23/23	2,300,000	2,454,749

14

	Principal Amount/Shares	Value
Turkey Government International Bond, 7.375%, 2/5/25	$2,200,000	$2,364,386
Turkey Government International Bond, 7.625%, 4/26/29	900,000	967,500
		9,390,092
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $24,707,043)		25,459,883
COMMON STOCKS†
Colombia†
Frontera Energy Corp. (Cost $202,817)	2,078	16,562
TEMPORARY CASH INVESTMENTS — 9.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $12,210,177), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $11,956,341)		11,955,842
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 1/15/26, valued at $4,072,246), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $3,990,072)		3,990,000
U.S. Treasury Bills, 2.40%, 11/21/19(4)(5)	$3,000,000	2,997,469
U.S. Treasury Bills, 2.17%, 11/29/19(5)	2,100,000	2,097,585
U.S. Treasury Bills, 1.67%, 12/24/19(5)	13,900,000	13,868,946
TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,904,919)		34,909,842
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(6) — 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $9,683,910)	9,683,910	9,683,910
TOTAL INVESTMENT SECURITIES — 102.3% (Cost $379,265,238)		391,374,083
OTHER ASSETS AND LIABILITIES — (2.3)%		(8,623,419)
TOTAL NET ASSETS — 100.0%		$382,750,664

FUTURES CONTRACTS PURCHASED

Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	295	December 2019	$59,000,000	$63,602,461	$(150,614)

FUTURES CONTRACTS SOLD

Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	84	December 2019	$8,400,000	$10,944,938	$133,686
U.S. Treasury 10-Year Ultra Notes	23	December 2019	$2,300,000	3,268,516	61,986
U.S. Treasury 5-Year Notes	51	December 2019	$5,100,000	6,079,359	41,721
				$20,292,813	$237,393

15

CREDIT DEFAULT SWAP AGREEMENTS

Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Bank of America N.A./ China Government International Bond	Buy	(1.00)%	12/20/24	$9,350,000	$(251,887)	$(33,147)	$(285,034)
Bank of America N.A./ Colombia Government International Bond	Buy	(1.00)%	12/20/24	$12,850,000	(49,733)	(79,624)	(129,357)
Goldman Sachs & Co./ Korean Government International Bond	Buy	(1.00)%	12/20/24	$22,000,000	(714,617)	(79,248)	(793,865)
					$(1,016,237)	$(192,019)	$(1,208,256)

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
MTN	-	Medium Term Note
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $135,020,199, which represented 35.3% of total net assets.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $9,418,051. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,429,672.

(5)	The rate indicated is the yield to maturity at purchase.

(6)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $9,683,910.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $369,581,328) — including $9,418,051 of securities on loan	$381,690,173
Investment made with cash collateral received for securities on loan, at value (cost of $9,683,910)	9,683,910
Total investment securities, at value (cost of $379,265,238)	391,374,083
Receivable for investments sold	2,492,138
Receivable for capital shares sold	72,021
Interest and dividends receivable	3,867,495
Securities lending receivable	4,771
397,810,508

Liabilities
Disbursements in excess of demand deposit cash	32,021
Payable for collateral received for securities on loan	9,683,910
Payable for investments purchased	4,009,298
Payable for capital shares redeemed	16,663
Payable for variation margin on futures contracts	18,914
Swap agreements, at value (including net premiums paid (received) of $(1,016,237))	1,208,256
Accrued management fees	89,785
Distribution and service fees payable	145
Dividends payable	852
15,059,844

Net Assets	$382,750,664

Net Assets Consist of:
Capital paid in	$382,979,184
Distributable earnings	(228,520)
$382,750,664

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$92,646,942	8,855,248	$10.46
I Class	$1,932,374	184,708	$10.46
Y Class	$11,393,028	1,089,012	$10.46
A Class	$315,512	30,185	$10.45*
C Class	$47,098	4,513	$10.44
R Class	$88,238	8,444	$10.45
R5 Class	$7,492	716	$10.46
R6 Class	$10,229,381	977,512	$10.46
G Class	$266,090,599	25,434,239	$10.46
*Maximum offering price $10.94 (net asset value divided by 0.955).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $2,018)	$19,705,838
Securities lending, net	42,431
Dividends (net of foreign taxes withheld of $337)	1,907
19,750,176

Expenses:
Management fees	2,927,828
Distribution and service fees:
A Class	705
C Class	362
R Class	350
Trustees' fees and expenses	28,017
Other expenses	4,440
2,961,702
Fees waived - G Class	(1,913,417)
1,048,285

Net investment income (loss)	18,701,891

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,903,046)
Futures contract transactions	(1,066,224)
Swap agreement transactions	(1,001,949)
(4,971,219)

Change in net unrealized appreciation (depreciation) on:
Investments	29,113,018
Futures contracts	698,548
Swap agreements	(465,949)
29,345,617

Net realized and unrealized gain (loss)	24,374,398

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,076,289

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$18,701,891	$17,265,399
Net realized gain (loss)	(4,971,219)	(8,331,077)
Change in net unrealized appreciation (depreciation)	29,345,617	(17,845,871)
Net increase (decrease) in net assets resulting from operations	43,076,289	(8,911,549)

Distributions to Shareholders
From earnings:
Investor Class	(3,824,864)	(3,255,567)
I Class	(39,691)	(602)
Y Class	(298,244)	(33,864)
A Class	(10,905)	(20,233)
C Class	(1,132)	(2,413)
R Class	(2,540)	(4,376)
R5 Class	(310)	(16,456)
R6 Class	(397,556)	(329,821)
G Class	(13,766,931)	(13,802,738)
Decrease in net assets from distributions	(18,342,173)	(17,466,070)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(53,833,120)	400,103,186

Net increase (decrease) in net assets	(29,099,004)	373,725,567

Net Assets
Beginning of period	411,849,668	38,124,101
End of period	$382,750,664	$411,849,668

See Notes to Financial Statements.

19

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on November 14, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

20

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

21

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$9,683,910	—	—	—	$9,683,910
Gross amount of recognized liabilities for securities lending transactions					$9,683,910

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc., American Century Strategic Asset Allocations, Inc. and American Century Investment Trust own, in aggregate, 94% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

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The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.96%	0.86%	0.76%	0.96%	0.96%	0.96%	0.76%	0.71%	0.00%(1)

(1)	Annual management fee before waiver was 0.71%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2019 totaled $266,729,981, none of which were U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 totaled $313,394,817, of which $3,284,252 represented U.S. Treasury and Government Agency obligations.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2019		Year ended October 31, 2018(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	733,888	$7,459,732	9,147,728	$95,335,284
Issued in reinvestment of distributions	375,381	3,812,295	322,406	3,246,066
Redeemed	(1,530,345)	(15,549,532)	(829,610)	(8,449,493)
	(421,076)	(4,277,505)	8,640,524	90,131,857
I Class
Sold	209,605	2,134,399	3,252	32,258
Issued in reinvestment of distributions	3,839	39,680	58	588
Redeemed	(29,366)	(303,762)	(6,340)	(63,956)
	184,078	1,870,317	(3,030)	(31,110)
Y Class
Sold	758,823	7,717,657	337,441	3,343,360
Issued in reinvestment of distributions	29,133	298,229	3,433	33,864
Redeemed	(27,579)	(281,052)	(12,734)	(127,715)
	760,377	7,734,834	328,140	3,249,509
A Class
Sold	21,718	219,417	3,959	41,014
Issued in reinvestment of distributions	1,069	10,905	1,794	18,489
Redeemed	(9,349)	(96,193)	(623,646)	(6,491,855)
	13,438	134,129	(617,893)	(6,432,352)
C Class
Sold	1,113	11,500	2,033	20,410
Issued in reinvestment of distributions	112	1,132	235	2,413
Redeemed	—	—	(108,899)	(1,132,372)
	1,225	12,632	(106,631)	(1,109,549)
R Class
Sold	3,455	35,074	5,130	51,958
Issued in reinvestment of distributions	248	2,520	399	4,078
Redeemed	(1,034)	(10,443)	(115,392)	(1,198,873)
	2,669	27,151	(109,863)	(1,142,837)
R5 Class
Issued in reinvestment of distributions	30	310	1,582	16,456
Redeemed	—	—	(574,523)	(5,986,535)
	30	310	(572,941)	(5,970,079)
R6 Class
Sold	415,496	4,229,068	454,041	4,596,064
Issued in reinvestment of distributions	39,100	397,556	32,460	326,652
Redeemed	(430,416)	(4,341,472)	(1,113,021)	(11,555,409)
	24,180	285,152	(626,520)	(6,632,693)
G Class
Sold	686,578	6,965,480	33,180,882	345,146,979
Issued in reinvestment of distributions	1,356,165	13,766,931	1,373,015	13,802,738
Redeemed	(8,086,729)	(80,352,551)	(3,075,672)	(30,909,277)
	(6,043,986)	(59,620,140)	31,478,225	328,040,440
Net increase (decrease)	(5,479,065)	$(53,833,120)	38,410,011	$400,103,186

(1)	November 14, 2017 (commencement of sale) through October 31, 2018 for the G Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$321,303,886	—
Sovereign Governments and Agencies	—	25,459,883	—
Common Stocks	$16,562	—	—
Temporary Cash Investments	—	34,909,842	—
Temporary Cash Investments - Securities Lending Collateral	9,683,910	—	—
	$9,700,472	$381,673,611	—
Other Financial Instruments
Futures Contracts	$237,393	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$150,614	—	—
Swap Agreements	—	$1,208,256	—
	$150,614	$1,208,256	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net

25

unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $54,033,333.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $81,058,333 futures contracts purchased and $26,450,000 futures contracts sold.

Value of Derivative Instruments as of October 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	—	Swap agreements	$1,208,256
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	18,914
		—		$1,227,170

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(1,001,949)	Change in net unrealized appreciation (depreciation) on swap agreements	$(465,949)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,066,224)	Change in net unrealized appreciation (depreciation) on futures contracts	698,548
		$(2,068,173)		$232,599

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

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The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$18,342,173	$17,144,275
Long-term capital gains	—	$321,795

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$379,356,047
Gross tax appreciation of investments	$13,882,379
Gross tax depreciation of investments	(1,864,343)
Net tax appreciation (depreciation) of investments	12,018,036
Net tax appreciation (depreciation) on derivatives	(140,452)
Net tax appreciation (depreciation)	$11,877,584
Undistributed ordinary income	$266,880
Accumulated short-term capital losses	$(9,334,742)
Accumulated long-term capital losses	$(3,038,242)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$9.79	0.43	0.66	1.09	(0.42)	—	(0.42)	$10.46	11.35%	0.97%	4.24%	75%	$92,647
2018	$10.43	0.35	(0.64)	(0.29)	(0.33)	(0.02)	(0.35)	$9.79	(2.76)%	0.97%	3.52%	85%	$90,831
2017	$10.32	0.35	0.16	0.51	(0.34)	(0.06)	(0.40)	$10.43	5.11%	0.97%	3.39%	154%	$6,634
2016	$9.75	0.36	0.57	0.93	(0.36)	—	(0.36)	$10.32	9.77%	0.97%	3.59%	97%	$3,898
2015(3)	$9.88	0.11	(0.13)	(0.02)	(0.11)	—	(0.11)	$9.75	(0.22)%	0.97%(4)	3.19%(4)	35%	$1,878
2015(5)	$10.00	0.28	(0.11)	0.17	(0.29)	—	(0.29)	$9.88	1.72%	0.97%(4)	3.18%(4)	46%	$3,312
I Class
2019	$9.79	0.44	0.66	1.10	(0.43)	—	(0.43)	$10.46	11.47%	0.87%	4.34%	75%	$1,932
2018	$10.44	0.34	(0.63)	(0.29)	(0.34)	(0.02)	(0.36)	$9.79	(2.76)%	0.87%	3.62%	85%	$6
2017(6)	$10.30	0.20	0.14	0.34	(0.20)	—	(0.20)	$10.44	3.28%	0.87%(4)	3.38%(4)	154%(7)	$38
Y Class
2019	$9.79	0.45	0.66	1.11	(0.44)	—	(0.44)	$10.46	11.57%	0.77%	4.44%	75%	$11,393
2018	$10.44	0.40	(0.68)	(0.28)	(0.35)	(0.02)	(0.37)	$9.79	(2.67)%	0.77%	3.72%	85%	$3,218
2017(6)	$10.30	0.21	0.13	0.34	(0.20)	—	(0.20)	$10.44	3.33%	0.77%(4)	3.52%(4)	154%(7)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$9.78	0.40	0.66	1.06	(0.39)	—	(0.39)	$10.45	11.08%	1.22%	3.99%	75%	$316
2018	$10.43	0.28	(0.60)	(0.32)	(0.31)	(0.02)	(0.33)	$9.78	(3.11)%	1.22%	3.27%	85%	$164
2017	$10.32	0.32	0.17	0.49	(0.32)	(0.06)	(0.38)	$10.43	4.84%	1.22%	3.14%	154%	$6,619
2016	$9.74	0.33	0.59	0.92	(0.34)	—	(0.34)	$10.32	9.61%	1.22%	3.34%	97%	$6,282
2015(3)	$9.87	0.10	(0.13)	(0.03)	(0.10)	—	(0.10)	$9.74	(0.31)%	1.22%(4)	2.94%(4)	35%	$5,671
2015(5)	$10.00	0.27	(0.13)	0.14	(0.27)	—	(0.27)	$9.87	1.45%	1.22%(4)	2.93%(4)	46%	$6,660
C Class
2019	$9.77	0.33	0.66	0.99	(0.32)	—	(0.32)	$10.44	10.26%	1.97%	3.24%	75%	$47
2018	$10.41	0.20	(0.59)	(0.39)	(0.23)	(0.02)	(0.25)	$9.77	(3.74)%	1.97%	2.52%	85%	$32
2017	$10.30	0.25	0.16	0.41	(0.24)	(0.06)	(0.30)	$10.41	4.07%	1.97%	2.39%	154%	$1,144
2016	$9.72	0.26	0.58	0.84	(0.26)	—	(0.26)	$10.30	8.81%	1.97%	2.59%	97%	$1,110
2015(3)	$9.85	0.07	(0.13)	(0.06)	(0.07)	—	(0.07)	$9.72	(0.57)%	1.97%(4)	2.19%(4)	35%	$1,013
2015(5)	$10.00	0.20	(0.13)	0.07	(0.22)	—	(0.22)	$9.85	0.74%	1.97%(4)	2.18%(4)	46%	$1,019
R Class
2019	$9.78	0.38	0.66	1.04	(0.37)	—	(0.37)	$10.45	10.80%	1.47%	3.74%	75%	$88
2018	$10.42	0.26	(0.60)	(0.34)	(0.28)	(0.02)	(0.30)	$9.78	(3.26)%	1.47%	3.02%	85%	$56
2017	$10.31	0.30	0.16	0.46	(0.29)	(0.06)	(0.35)	$10.42	4.58%	1.47%	2.89%	154%	$1,205
2016	$9.73	0.31	0.58	0.89	(0.31)	—	(0.31)	$10.31	9.34%	1.47%	3.09%	97%	$1,120
2015(3)	$9.86	0.09	(0.13)	(0.04)	(0.09)	—	(0.09)	$9.73	(0.40)%	1.47%(4)	2.69%(4)	35%	$1,009
2015(5)	$10.00	0.24	(0.12)	0.12	(0.26)	—	(0.26)	$9.86	1.18%	1.47%(4)	2.68%(4)	46%	$1,012

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$9.79	0.45	0.66	1.11	(0.44)	—	(0.44)	$10.46	11.59%	0.77%	4.44%	75%	$7
2018	$10.43	0.31	(0.57)	(0.26)	(0.36)	(0.02)	(0.38)	$9.79	(2.55)%	0.77%	3.72%	85%	$7
2017	$10.32	0.37	0.16	0.53	(0.36)	(0.06)	(0.42)	$10.43	5.31%	0.77%	3.59%	154%	$5,986
2016	$9.75	0.38	0.57	0.95	(0.38)	—	(0.38)	$10.32	9.99%	0.77%	3.79%	97%	$5,682
2015(3)	$9.87	0.11	(0.12)	(0.01)	(0.11)	—	(0.11)	$9.75	(0.16)%	0.77%(4)	3.39%(4)	35%	$5,164
2015(5)	$10.00	0.31	(0.13)	0.18	(0.31)	—	(0.31)	$9.87	1.91%	0.77%(4)	3.38%(4)	46%	$6,671
R6 Class
2019	$9.79	0.46	0.66	1.12	(0.45)	—	(0.45)	$10.46	11.62%	0.72%	4.49%	75%	$10,229
2018	$10.44	0.37	(0.64)	(0.27)	(0.36)	(0.02)	(0.38)	$9.79	(2.61)%	0.72%	3.77%	85%	$9,336
2017	$10.33	0.38	0.16	0.54	(0.37)	(0.06)	(0.43)	$10.44	5.37%	0.72%	3.64%	154%	$16,492
2016	$9.75	0.38	0.59	0.97	(0.39)	—	(0.39)	$10.33	10.15%	0.72%	3.84%	97%	$15,465
2015(3)	$9.88	0.11	(0.12)	(0.01)	(0.12)	—	(0.12)	$9.75	(0.14)%	0.72%(4)	3.44%(4)	35%	$12,290
2015(5)	$10.00	0.32	(0.13)	0.19	(0.31)	—	(0.31)	$9.88	1.96%	0.72%(4)	3.43%(4)	46%	$8,699
G Class
2019	$9.79	0.53	0.66	1.19	(0.52)	—	(0.52)	$10.46	12.41%	0.01%(8)	5.20%(8)	75%	$266,091
2018(9)	$10.40	0.44	(0.62)	(0.18)	(0.41)	(0.02)	(0.43)	$9.79	(1.59)%	0.01%(4)(10)	4.49%(4)(10)	85%(11)	$308,199

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(4)	Annualized.

(5)	July 29, 2014 (fund inception) through June 30, 2015.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.72% and 4.49%, respectively.

(9)	November 14, 2017 (commencement of sale) through October 31, 2018.

(10)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.72% and 3.78%, respectively.

(11)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of Emerging Markets Debt Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Debt Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	44	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor

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regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The

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Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board

38

concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90985 1912

Annual Report

October 31, 2019

Global Bond Fund
Investor Class (AGBVX)
I Class (AGBHX)
Y Class (AGBWX)
A Class (AGBAX)
C Class (AGBTX)
R Class (AGBRX)
R5 Class (AGBNX)
R6 Class (AGBDX)
G Class (AGBGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AGBVX	10.36%	3.52%	3.46%	1/31/12
Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged)	—	10.67%	3.93%	3.89%	—
I Class	AGBHX	10.44%	—	4.44%	4/10/17
Y Class	AGBWX	10.65%	—	4.58%	4/10/17
A Class	AGBAX				1/31/12
No sales charge		10.12%	3.27%	3.21%
With sales charge		5.16%	2.33%	2.60%
C Class	AGBTX	9.27%	2.49%	2.44%	1/31/12
R Class	AGBRX	9.77%	3.01%	2.95%	1/31/12
R5 Class	AGBNX	10.55%	3.71%	3.67%	1/31/12
R6 Class	AGBDX	10.62%	3.76%	3.95%	7/26/13
G Class	AGBGX	11.21%	—	5.12%	7/28/17
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $13,022

Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) — $13,444

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.84%	0.74%	0.64%	1.09%	1.84%	1.34%	0.64%	0.59%	0.59%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Robert Gahagan and Abdelak Adjriou

Performance Summary

Global Bond returned 10.36%* for the fiscal year ended October 31, 2019. By comparison, the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 10.67% over the same time period. Portfolio returns reflect operating expenses, while index returns do not.

Market Review

Global bond markets rallied through the period as yields fell substantially. Amid signs of slowing global growth, weak inflation, trade tensions between the U.S. and China, escalating uncertainty about the Brexit outcome and weaker energy markets, developed markets central banks turned decidedly more dovish. Interest rates across developed markets generally declined.

The economic picture was mixed in the reporting period. The U.S. economy slowed incrementally and suffered the effects of trade tensions, but it remained comparatively stronger than its global peers. The Federal Reserve (Fed) pivoted its monetary policy stance from late 2018, when it was hiking interest rates, to pausing rate actions through the first half of 2019. In July, the Fed enacted its first rate cut in more than 10 years, and it eased again in September and October. U.S. interest rates fell broadly but remained considerably higher than in other developed markets.

In the eurozone, Germany’s economy retreated significantly as manufacturing activity slowed, another consequence of trade tensions and weakening global growth. Germany’s economy actually contracted in the second calendar quarter of 2019, then eked out a small gain in the third quarter. Key interest rates in the eurozone’s largest economies, including Germany and France, fell into negative territory over the period. The European Central Bank also turned more dovish, cutting its key deposit rate to -0.5% and approving a new bond-buying program. In the U.K., Brexit uncertainty continued. Conservative leader Boris Johnson replaced Theresa May, who resigned as prime minister. In an effort to break the country’s Brexit stalemate, Johnson called for an early general election, to be held December 12, 2019. Meanwhile, the U.K. posted negative gross domestic product growth in the second quarter, later bouncing back to positive territory. The pound touched lows in August before recovering somewhat. Rates in the U.K. fell broadly but remained positive. In Japan, most government bond yields remained negative in the period.

In this environment, the U.S. dollar fluctuated but remained comparatively strong. Corporate bonds broadly outperformed as credit spreads, the yield difference between corporate and government issues of similar maturity, tightened. These factors drove strong performance among global bonds on a hedged basis.

Select Currency Exposure Weighed Slightly on Performance

Within the portfolio, futures positions in the euro and Japanese yen detracted slightly. A long position in the Swedish krona and a short position in the Peruvian sol also detracted. The higher U.S. dollar drove weakness in other select currency positions.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the market benchmark, other share classes may not. See page 3 for returns for all share classes.

Security Selection and Asset Allocation Added Value

Security selection was the key contributor to performance. Our selections among U.S. securitized issues, particularly mortgage credit securities, and investment-grade corporate bonds were notable contributors. Choices among European government bonds and investment-grade corporate bonds in the financials sector also aided performance.

In terms of asset allocation, our out-of-index position in U.S.-based high-yield bonds was additive, as was our allocation to U.S. Treasuries. Our duration exposure in U.S. Treasuries was overweight, which helped as rates dropped in the first half of 2019. Our out-of-index allocation in European high-yield bonds also aided results. Conversely, allocation effects were negative among our portfolio-only positions in U.S. and European inflation-linked government bonds. In addition, though our security selection in U.S. securitized bonds was positive, our overweight to the sector detracted slightly. However, the portfolio’s asset allocation was additive overall.

Positioning for the Future

We expect global growth to moderate. Tariffs likely will continue to create headwinds, particularly for the manufacturing sector. We expect U.S. growth to remain at or slightly below trend levels of growth (2.0% to 2.5% annualized) and to continue outpacing economic growth in other developed markets. We believe emerging markets growth should remain stable. Furthermore, we anticipate inflation to remain at modest levels across developed markets, lingering at or below central bank targets in the near term. Longer-term inflation expectations remain below historical averages, highlighting attractive valuations among inflation-protected securities.

Against this economic backdrop, we expect developed markets central banks to remain accommodative. We believe the major central banks likely will maintain and/or increase stimulus, including keeping key lending rates unusually low.

Overall, we plan to maintain a neutral to slightly long position in U.S. Treasuries, a short position in core European government bonds and a neutral position in U.K. government securities. We favor long exposure in select local emerging markets. In the corporate sector, we remain cautious. Amid slowing growth in Europe and the U.S., earnings outlooks are weaker. We will continue to look for opportunities to tactically add back exposure as valuations, fundamentals and market conditions dictate. However, from a longer-term, strategic perspective, we believe reducing credit risk is prudent, given our expectations for spreads to widen as the credit cycle matures.

We continue to favor overweight positions in U.S. securitized bonds. We believe the sector offers value, particularly compared with corporate credit. Within the allocation, we favor mortgage credit, including commercial mortgage-backed securities and collateralized mortgage obligations, over fixed-rate agency mortgage-backed securities.

Fund Characteristics

OCTOBER 31, 2019
Portfolio at a Glance
Average Duration (effective)	7.1 years
Weighted Average Life to Maturity	8.7 years

Bond Holdings by Country	% of net assets
United States	40.1%
Japan	8.6%
Germany	7.2%
Cayman Islands	5.6%
United Kingdom	5.6%
Canada	3.9%
France	3.5%
Italy	3.2%
Netherlands	2.2%
Norway	1.5%
Other Countries	15.9%
Cash and Equivalents*	2.7%
* Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	40.6%
Corporate Bonds	26.0%
U.S. Treasury Securities	7.9%
Asset-Backed Securities	5.5%
Collateralized Loan Obligations	5.4%
U.S. Government Agency Mortgage-Backed Securities	4.9%
Collateralized Mortgage Obligations	3.9%
Commercial Mortgage-Backed Securities	2.1%
Municipal Securities	0.6%
Bank Loan Obligations	0.4%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(0.4)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,048.20	$4.34	0.84%
I Class	$1,000	$1,048.00	$3.82	0.74%
Y Class	$1,000	$1,049.00	$3.31	0.64%
A Class	$1,000	$1,046.30	$5.62	1.09%
C Class	$1,000	$1,042.70	$9.47	1.84%
R Class	$1,000	$1,045.50	$6.91	1.34%
R5 Class	$1,000	$1,049.10	$3.31	0.64%
R6 Class	$1,000	$1,049.10	$3.05	0.59%
G Class	$1,000	$1,051.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.97	$4.28	0.84%
I Class	$1,000	$1,021.48	$3.77	0.74%
Y Class	$1,000	$1,021.98	$3.26	0.64%
A Class	$1,000	$1,019.71	$5.55	1.09%
C Class	$1,000	$1,015.93	$9.35	1.84%
R Class	$1,000	$1,018.45	$6.82	1.34%
R5 Class	$1,000	$1,021.98	$3.26	0.64%
R6 Class	$1,000	$1,022.23	$3.01	0.59%
G Class	$1,000	$1,025.16	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2019

	Principal Amount		Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 40.6%
Australia — 1.5%
Australia Government Bond, 2.75%, 4/21/24	AUD	22,149,000	$16,561,869
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	4,100,000	3,176,548
			19,738,417
Austria — 0.8%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	3,395,000	4,253,413
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,934,000	3,528,761
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,613,000	3,035,116
			10,817,290
Belgium — 0.5%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	1,335,000	2,632,018
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	2,907,000	4,042,188
			6,674,206
Canada — 3.6%
Canadian Government Bond, 2.00%, 11/1/20	CAD	19,500,000	14,856,776
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	6,970,000	5,464,658
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	11,980,000	9,580,544
Province of Quebec Canada, 3.00%, 9/1/23	CAD	6,127,000	4,862,245
Province of Quebec Canada, 5.75%, 12/1/36	CAD	7,337,000	8,197,430
Province of Quebec Canada, 3.50%, 12/1/48	CAD	5,347,000	5,012,645
			47,974,298
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$300,000	306,753
China — 1.0%
China Government Bond, 3.25%, 6/6/26	CNY	77,700,000	11,033,877
China Government Bond, 3.29%, 5/23/29	CNY	11,000,000	1,564,616
			12,598,493
Czech Republic — 0.1%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	28,900,000	1,387,666
Denmark — 0.2%
Denmark Government Bond, 0.50%, 11/15/27	DKK	13,945,000	2,257,183
Denmark Government Bond, 4.50%, 11/15/39	DKK	1,705,000	498,618
			2,755,801
Dominican Republic — 0.1%
Dominican Republic International Bond, 5.95%, 1/25/27(1)		$800,000	881,008
Dominican Republic International Bond, 5.95%, 1/25/27		$800,000	881,008
			1,762,016
Egypt — 0.1%
Egypt Government International Bond, 5.75%, 4/29/20		$1,000,000	1,014,453
Egypt Government International Bond, 7.50%, 1/31/27(1)		$600,000	652,512
			1,666,965
Finland — 0.4%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	3,805,000	5,340,216

	Principal Amount		Value
France — 1.9%
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	3,456,518	$5,957,870
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	2,722,000	5,003,611
French Republic Government Inflation Linked Bond OAT, 0.10%, 3/1/28	EUR	11,839,185	14,504,996
			25,466,477
Germany — 6.5%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/25	EUR	642,000	759,775
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26(2)	EUR	9,285,000	10,774,244
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	899,000	2,025,847
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	2,795,000	5,047,130
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	57,196,128	66,721,180
			85,328,176
Indonesia — 0.5%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	90,000,000,000	7,020,850
Ireland — 0.4%
Ireland Government Bond, 3.40%, 3/18/24	EUR	4,403,000	5,736,613
Italy — 2.4%
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	15,533,000	18,875,933
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	7,572,000	13,194,976
			32,070,909
Japan — 8.6%
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	1,439,850,000	18,500,628
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,188,450,000	15,094,147
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	2,101,050,000	24,736,495
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	1,031,800,000	11,200,412
Japanese Government CPI Linked Bond, 0.10%, 3/10/26	JPY	2,265,652,680	21,503,568
Japanese Government CPI Linked Bond, 0.10%, 3/10/28	JPY	2,371,977,734	22,788,071
			113,823,321
Jordan — 0.1%
Jordan Government International Bond, 7.375%, 10/10/47		$1,200,000	1,269,420
Malaysia — 0.3%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	18,350,000	4,524,024
Mexico — 0.8%
Mexican Bonos, 5.75%, 3/5/26	MXN	74,000,000	3,664,974
Mexico Government International Bond, 4.15%, 3/28/27		$1,900,000	2,038,719
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	500,000,000	4,681,166
			10,384,859
Namibia — 0.2%
Namibia International Bonds, 5.25%, 10/29/25		$2,000,000	2,041,429
Netherlands — 1.1%
Netherlands Government Bond, 0.00%, 1/15/22(1)(2)	EUR	4,836,000	5,474,211
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	5,616,000	6,676,541
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	1,270,000	2,419,249
			14,570,001
Norway — 1.5%
Norway Government Bond, 2.00%, 5/24/23(1)	NOK	33,725,000	3,766,247

	Principal Amount		Value
Norway Government Bond, 1.75%, 2/17/27(1)	NOK	27,700,000	$3,106,253
Norway Government Bond, 1.75%, 9/6/29(1)	NOK	116,200,000	13,101,747
			19,974,247
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34		$1,000,000	1,414,715
Poland — 0.3%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	11,985,000	3,419,254
Republic of Poland Government International Bond, 4.00%, 1/22/24		$500,000	541,378
			3,960,632
Russia — 0.3%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	77,600,000	1,267,661
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47		$2,000,000	2,395,931
			3,663,592
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(1)		$1,300,000	1,304,091
Senegal — 0.1%
Senegal Government International Bond, 6.25%, 5/23/33(1)		$1,500,000	1,536,860
Serbia — 0.1%
Serbia International Bond, 7.25%, 9/28/21(1)		$800,000	874,169
Singapore — 0.4%
Singapore Government Bond, 3.125%, 9/1/22	SGD	6,510,000	4,987,813
South Africa — 1.0%
Republic of South Africa Government Bond, 8.25%, 3/31/32	ZAR	184,000,000	11,040,705
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$250,000	261,165
Republic of South Africa Government International Bond, 5.875%, 6/22/30		$1,200,000	1,278,708
			12,580,578
Spain — 0.8%
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	6,770,000	10,556,733
Switzerland — 0.6%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	5,058,000	5,805,772
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	1,534,000	2,293,879
			8,099,651
Thailand — 0.7%
Thailand Government Bond, 3.625%, 6/16/23	THB	65,000,000	2,321,114
Thailand Government Bond, 3.85%, 12/12/25	THB	175,700,000	6,652,064
			8,973,178
Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25		$1,400,000	1,282,989
Turkey — 0.2%
Turkey Government International Bond, 6.875%, 3/17/36		$2,000,000	1,975,168
United Kingdom — 3.2%
United Kingdom Gilt, 1.50%, 7/22/26	GBP	16,876,000	23,457,662
United Kingdom Gilt, 4.50%, 12/7/42	GBP	2,630,000	5,784,706
United Kingdom Gilt, 4.25%, 12/7/49	GBP	2,956,000	6,898,955

	Principal Amount		Value
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,497,000	$6,331,076
			42,472,399
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $508,255,244)			536,915,015
CORPORATE BONDS — 26.0%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 3.80%, 3/1/45		$240,000	265,802
United Technologies Corp., 5.70%, 4/15/40		380,000	508,149
			773,951
Auto Components†
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		560,000	562,857
Automobiles — 0.5%
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		2,710,000	2,843,231
Ford Motor Credit Co. LLC, 2.98%, 8/3/22		450,000	448,059
Ford Motor Credit Co. LLC, 3.35%, 11/1/22		540,000	542,034
General Motors Co., 5.15%, 4/1/38		560,000	568,120
General Motors Financial Co., Inc., 3.20%, 7/6/21		1,860,000	1,883,041
General Motors Financial Co., Inc., 5.25%, 3/1/26		320,000	347,425
			6,631,910
Banks — 7.6%
Abanca Corp. Bancaria SA, VRN, 6.125%, 1/18/29	EUR	1,000,000	1,225,324
Banco Santander SA, 3.50%, 4/11/22		$1,000,000	1,029,936
Bank of America Corp., MTN, 4.20%, 8/26/24		430,000	463,632
Bank of America Corp., MTN, 4.00%, 1/22/25		1,390,000	1,484,967
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	900,000	1,214,775
Bank of America Corp., MTN, VRN, 3.82%, 1/20/28		$2,500,000	2,694,240
Bank of America Corp., MTN, VRN, 3.19%, 7/23/30		2,062,000	2,128,391
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48		250,000	299,678
Bank of America Corp., VRN, 3.42%, 12/20/28		120,000	125,828
Barclays plc, MTN, VRN, 1.375%, 1/24/26	EUR	1,700,000	1,970,142
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	2,100,000	2,363,630
BNP Paribas SA, 4.375%, 9/28/25(1)		$500,000	538,053
BPCE SA, 3.00%, 5/22/22(1)		790,000	803,966
BPCE SA, 5.15%, 7/21/24(1)		300,000	330,142
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	900,000	1,062,335
Citibank N.A., 3.65%, 1/23/24		$1,000,000	1,061,830
Citigroup, Inc., 2.90%, 12/8/21		1,100,000	1,119,586
Citigroup, Inc., 2.75%, 4/25/22		1,350,000	1,370,995
Citigroup, Inc., 4.05%, 7/30/22		1,850,000	1,939,866
Citigroup, Inc., 4.45%, 9/29/27		2,060,000	2,269,934
Citigroup, Inc., VRN, 3.52%, 10/27/28		470,000	495,674
Cooperatieve Rabobank UA, 3.95%, 11/9/22		1,200,000	1,253,564
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/26	EUR	1,500,000	1,732,704
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,700,000	2,705,169
Discover Bank, 3.35%, 2/6/23		$500,000	516,365
Discover Bank, 3.45%, 7/27/26		550,000	571,240
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	4,175,000	5,164,690
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	9,000,000	10,488,933

	Principal Amount		Value
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	8,050,000	$9,722,801
Fifth Third BanCorp., 2.375%, 1/28/25		$1,070,000	1,074,710
HSBC Holdings plc, 2.95%, 5/25/21		1,600,000	1,622,344
HSBC Holdings plc, 0.84%, 9/26/23	JPY	600,000,000	5,664,308
HSBC Holdings plc, 4.30%, 3/8/26		$300,000	327,346
HSBC Holdings plc, 4.375%, 11/23/26		2,070,000	2,238,268
HSBC Holdings plc, VRN, 3.26%, 3/13/23		340,000	347,702
HSBC Holdings plc, VRN, 2.63%, 11/7/25(3)		700,000	700,000
Huntington Bancshares, Inc., 2.30%, 1/14/22		400,000	402,403
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	1,900,000	2,350,434
Intesa Sanpaolo SpA, MTN, 3.93%, 9/15/26	EUR	1,000,000	1,260,708
JPMorgan Chase & Co., 4.625%, 5/10/21		$910,000	947,348
JPMorgan Chase & Co., 3.875%, 9/10/24		210,000	224,569
JPMorgan Chase & Co., 3.125%, 1/23/25		270,000	280,785
JPMorgan Chase & Co., VRN, 4.02%, 12/5/24		500,000	534,162
JPMorgan Chase & Co., VRN, 3.54%, 5/1/28		600,000	636,573
JPMorgan Chase & Co., VRN, 3.70%, 5/6/30		680,000	732,088
JPMorgan Chase & Co., VRN, 3.88%, 7/24/38		800,000	879,404
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48		150,000	169,077
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49		550,000	612,226
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	3,545,000	4,608,388
Liberbank SA, VRN, 6.875%, 3/14/27	EUR	900,000	1,104,859
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	970,000	1,609,846
Lloyds Banking Group plc, MTN, VRN, 1.75%, 9/7/28	EUR	600,000	688,597
PNC Bank N.A., 2.70%, 10/22/29		$920,000	923,480
PNC Bank N.A., MTN, 2.30%, 6/1/20		950,000	952,022
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		700,000	713,530
Regions Financial Corp., 2.75%, 8/14/22		610,000	621,616
Regions Financial Corp., 3.80%, 8/14/23		500,000	529,074
Royal Bank of Scotland Group plc, VRN, 3.75%, 11/1/29(3)		230,000	232,281
Santander UK plc, MTN, 5.125%, 4/14/21	GBP	2,300,000	3,151,845
U.S. Bancorp, MTN, 3.60%, 9/11/24		$1,360,000	1,447,482
UniCredit SpA, MTN, VRN, 5.75%, 10/28/25	EUR	600,000	703,349
UniCredit SpA, VRN, 5.86%, 6/19/32(1)		$1,310,000	1,366,525
Wells Fargo & Co., 3.07%, 1/24/23		430,000	438,452
Wells Fargo & Co., 3.00%, 4/22/26		420,000	431,390
Wells Fargo & Co., 5.61%, 1/15/44		690,000	899,332
Wells Fargo & Co., MTN, 4.65%, 11/4/44		250,000	292,906
Wells Fargo & Co., MTN, 4.75%, 12/7/46		200,000	238,487
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/28		440,000	466,298
			100,572,604
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46		860,000	1,028,331
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29		750,000	872,115
Constellation Brands, Inc., 4.75%, 12/1/25		500,000	562,041
			2,462,487

	Principal Amount		Value
Biotechnology — 0.7%
AbbVie, Inc., 2.90%, 11/6/22		$1,370,000	$1,397,495
AbbVie, Inc., 3.60%, 5/14/25		1,690,000	1,771,472
Amgen, Inc., 2.65%, 5/11/22		1,030,000	1,047,641
Amgen, Inc., 4.66%, 6/15/51		474,000	549,544
Celgene Corp., 3.875%, 8/15/25		1,950,000	2,111,974
Gilead Sciences, Inc., 3.65%, 3/1/26		1,550,000	1,666,542
Gilead Sciences, Inc., 4.15%, 3/1/47		200,000	222,412
			8,767,080
Building Products†
Masco Corp., 4.45%, 4/1/25		500,000	544,504
Capital Markets — 1.6%
Credit Suisse Group AG, VRN, 2.59%, 9/11/25(1)		250,000	249,432
Credit Suisse Group AG, VRN, 2.125%, 9/12/25	GBP	5,000,000	6,576,163
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	850,000	1,188,877
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		$1,400,000	1,464,392
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		2,300,000	2,400,084
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		250,000	300,554
Goldman Sachs Group, Inc. (The), MTN, 4.25%, 1/29/26	GBP	1,000,000	1,471,883
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/22		$330,000	334,473
Goldman Sachs Group, Inc. (The), VRN, 3.27%, 9/29/25		430,000	444,900
Morgan Stanley, 2.75%, 5/19/22		3,010,000	3,056,661
Morgan Stanley, 5.00%, 11/24/25		400,000	449,542
Morgan Stanley, 4.375%, 1/22/47		350,000	416,129
Morgan Stanley, MTN, 4.00%, 7/23/25		1,580,000	1,712,756
UBS Group AG, 3.49%, 5/23/23(1)		1,000,000	1,031,167
UBS Group AG, 4.125%, 9/24/25(1)		200,000	218,140
			21,315,153
Commercial Services and Supplies — 0.2%
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)		820,000	828,216
Republic Services, Inc., 3.55%, 6/1/22		680,000	706,907
Waste Connections, Inc., 3.50%, 5/1/29		600,000	643,271
Waste Management, Inc., 4.15%, 7/15/49		420,000	485,196
			2,663,590
Communications Equipment — 0.1%
Motorola Solutions, Inc., 4.60%, 5/23/29		750,000	825,639
Consumer Finance — 0.3%
American Express Co., 3.00%, 10/30/24		300,000	311,545
Capital One Financial Corp., 3.80%, 1/31/28		1,840,000	1,958,464
Discover Financial Services, 3.75%, 3/4/25		200,000	212,457
Synchrony Financial, 2.85%, 7/25/22		600,000	607,202
Synchrony Financial, 3.95%, 12/1/27		650,000	677,750
			3,767,418
Containers and Packaging — 0.2%
Berry Global, Inc., 4.875%, 7/15/26(1)		1,510,000	1,591,162

	Principal Amount		Value
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)		$950,000	$977,028
			2,568,190
Diversified Consumer Services†
Leland Stanford Junior University (The), 3.46%, 5/1/47		200,000	221,160
Diversified Financial Services — 0.2%
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21		1,925,000	1,960,689
Voya Financial, Inc., 5.70%, 7/15/43		435,000	552,224
			2,512,913
Diversified Telecommunication Services — 0.9%
AT&T, Inc., 3.40%, 5/15/25		2,350,000	2,464,863
AT&T, Inc., 2.95%, 7/15/26		700,000	713,228
AT&T, Inc., 3.80%, 2/15/27		200,000	214,342
AT&T, Inc., 5.15%, 11/15/46		672,000	782,285
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(1)		450,000	475,365
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	1,500,000	1,951,412
Orange SA, 4.125%, 9/14/21		$680,000	707,903
Telefonica Emisiones SA, 5.46%, 2/16/21		690,000	720,058
Telefonica Europe BV, VRN, 3.00%(4)	EUR	2,000,000	2,302,530
Verizon Communications, Inc., 5.01%, 8/21/54		$1,200,000	1,561,620
			11,893,606
Electric Utilities — 0.9%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		680,000	723,405
Berkshire Hathaway Energy Co., 3.80%, 7/15/48		700,000	764,296
Duke Energy Corp., 3.55%, 9/15/21		680,000	697,648
Duke Energy Corp., 2.65%, 9/1/26		300,000	303,811
Duke Energy Progress LLC, 3.25%, 8/15/25		400,000	425,915
Duke Energy Progress LLC, 4.15%, 12/1/44		170,000	194,818
Duke Energy Progress LLC, 3.70%, 10/15/46		450,000	489,407
Exelon Corp., 4.45%, 4/15/46		600,000	681,490
Exelon Generation Co. LLC, 4.25%, 6/15/22		680,000	712,872
FirstEnergy Corp., 4.25%, 3/15/23		900,000	954,381
FirstEnergy Transmission LLC, 4.55%, 4/1/49(1)		300,000	352,711
Florida Power & Light Co., 4.125%, 2/1/42		525,000	613,884
Florida Power & Light Co., 3.15%, 10/1/49		280,000	286,468
IPALCO Enterprises, Inc., 3.45%, 7/15/20		850,000	855,071
MidAmerican Energy Co., 4.40%, 10/15/44		200,000	242,380
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27		650,000	693,038
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		2,000,000	2,047,500
Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49(1)		280,000	282,843
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		400,000	422,387
Southwestern Public Service Co., 3.70%, 8/15/47		350,000	381,005
Xcel Energy, Inc., 3.35%, 12/1/26		150,000	158,346
			12,283,676
Electronic Equipment, Instruments and Components — 0.1%
Sensata Technologies BV, 5.00%, 10/1/25(1)		910,000	985,257

	Principal Amount		Value
Energy Equipment and Services†
Halliburton Co., 4.85%, 11/15/35		$570,000	$633,776
Entertainment — 0.2%
Activision Blizzard, Inc., 2.30%, 9/15/21		760,000	764,868
Viacom, Inc., 4.25%, 9/1/23		500,000	531,621
Viacom, Inc., 4.375%, 3/15/43		580,000	598,956
Walt Disney Co. (The), 4.75%, 9/15/44(1)		640,000	818,699
			2,714,144
Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp., 3.375%, 10/15/26		870,000	905,990
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28		240,000	253,114
Boston Properties LP, 3.65%, 2/1/26		860,000	915,382
Crown Castle International Corp., 5.25%, 1/15/23		840,000	918,151
Essex Portfolio LP, 3.25%, 5/1/23		550,000	566,211
Essex Portfolio LP, 3.00%, 1/15/30		310,000	316,747
Kimco Realty Corp., 2.80%, 10/1/26		800,000	808,267
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/1/29		1,170,000	1,222,668
Service Properties Trust, 4.65%, 3/15/24		220,000	228,042
Simon Property Group LP, 2.45%, 9/13/29		620,000	613,757
Ventas Realty LP, 4.125%, 1/15/26		250,000	272,763
VEREIT Operating Partnership LP, 4.125%, 6/1/21		1,030,000	1,058,297
			8,079,389
Food and Staples Retailing — 0.6%
Kroger Co. (The), 3.30%, 1/15/21		480,000	487,392
Tesco Corporate Treasury Services plc, MTN, 2.50%, 7/1/24	EUR	1,400,000	1,695,055
Walmart, Inc., 0.18%, 7/15/22	JPY	650,000,000	6,055,139
			8,237,586
Food Products — 0.3%
Conagra Brands, Inc., 4.60%, 11/1/25		$1,290,000	1,432,747
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)		1,930,000	2,038,563
			3,471,310
Health Care Equipment and Supplies — 0.2%
Becton Dickinson and Co., 3.73%, 12/15/24		600,000	641,568
Becton Dickinson and Co., 3.70%, 6/6/27		307,000	330,346
DH Europe Finance II Sarl, 3.40%, 11/15/49(3)		790,000	815,120
Medtronic, Inc., 3.50%, 3/15/25		321,000	345,288
Medtronic, Inc., 4.375%, 3/15/35		437,000	522,114
			2,654,436
Health Care Providers and Services — 0.9%
Anthem, Inc., 3.65%, 12/1/27		370,000	391,724
Anthem, Inc., 4.65%, 1/15/43		460,000	510,882
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)		275,000	288,062
CommonSpirit Health, 2.95%, 11/1/22		10,000	10,201
CVS Health Corp., 3.50%, 7/20/22		250,000	258,799
CVS Health Corp., 2.75%, 12/1/22		690,000	702,308
CVS Health Corp., 4.30%, 3/25/28		900,000	977,779

	Principal Amount		Value
CVS Health Corp., 4.78%, 3/25/38		$270,000	$300,285
CVS Health Corp., 5.05%, 3/25/48		410,000	470,402
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)		980,000	992,521
HCA, Inc., 5.00%, 3/15/24		710,000	775,259
HCA, Inc., 5.375%, 2/1/25		1,340,000	1,475,675
HCA, Inc., 4.125%, 6/15/29		1,300,000	1,380,608
Northwell Healthcare, Inc., 4.26%, 11/1/47		220,000	243,594
Tenet Healthcare Corp., 4.875%, 1/1/26(1)		1,470,000	1,522,369
UnitedHealth Group, Inc., 2.875%, 12/15/21		610,000	622,915
UnitedHealth Group, Inc., 3.75%, 7/15/25		710,000	770,655
UnitedHealth Group, Inc., 4.75%, 7/15/45		310,000	378,898
			12,072,936
Health Care Technology — 0.1%
IQVIA, Inc., 5.00%, 5/15/27(1)		1,500,000	1,593,750
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.375%, 5/26/25		280,000	297,444
McDonald's Corp., MTN, 4.70%, 12/9/35		460,000	548,296
McDonald's Corp., MTN, 3.625%, 9/1/49		300,000	306,163
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		550,000	597,471
			1,749,374
Household Durables — 0.4%
D.R. Horton, Inc., 2.50%, 10/15/24		600,000	602,291
Lennar Corp., 4.75%, 4/1/21		1,200,000	1,231,560
Lennar Corp., 4.75%, 11/29/27		850,000	922,250
Newell Brands, Inc., 5.00%, 11/15/23		480,000	492,521
Toll Brothers Finance Corp., 4.35%, 2/15/28		940,000	982,006
Toll Brothers Finance Corp., 3.80%, 11/1/29		1,000,000	985,000
			5,215,628
Insurance — 2.2%
Allianz SE, VRN, 3.375%(4)	EUR	2,200,000	2,717,428
American International Group, Inc., 4.125%, 2/15/24		$1,360,000	1,461,990
American International Group, Inc., 4.50%, 7/16/44		200,000	223,473
Assicurazioni Generali SpA, MTN, VRN, 4.60%(4)	EUR	2,900,000	3,592,242
AXA SA, MTN, VRN, 6.69%(4)	GBP	1,100,000	1,710,580
AXA SA, MTN, VRN, 3.375%, 7/6/47	EUR	2,200,000	2,801,760
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$680,000	703,127
BNP Paribas Cardif SA, VRN, 4.03%(4)	EUR	2,200,000	2,745,887
Chubb INA Holdings, Inc., 3.15%, 3/15/25		$600,000	635,122
Chubb INA Holdings, Inc., 3.35%, 5/3/26		330,000	355,078
CNP Assurances, VRN, 4.00%(4)	EUR	2,200,000	2,729,668
Credit Agricole Assurances SA, VRN, 4.25%(4)	EUR	2,500,000	3,077,380
Credit Agricole Assurances SA, VRN, 2.625%, 1/29/48	EUR	500,000	570,545
Intesa Sanpaolo Vita SpA, VRN, 4.75%(4)	EUR	1,600,000	1,933,511
Markel Corp., 4.90%, 7/1/22		$290,000	309,875
Markel Corp., 3.50%, 11/1/27		250,000	260,550
MetLife, Inc., 4.875%, 11/13/43		680,000	847,921
Prudential Financial, Inc., 3.94%, 12/7/49		270,000	295,339

	Principal Amount		Value
Prudential Financial, Inc., VRN, 5.875%, 9/15/42		$1,050,000	$1,140,022
WR Berkley Corp., 4.625%, 3/15/22		660,000	699,438
			28,810,936
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		990,000	1,024,766
Fiserv, Inc., 3.50%, 7/1/29		338,000	357,019
Global Payments, Inc., 3.20%, 8/15/29		600,000	614,326
Mastercard, Inc., 3.65%, 6/1/49		300,000	340,177
			2,336,288
Life Sciences Tools and Services†
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26		250,000	260,073
Media — 0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		2,040,000	2,252,165
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		670,000	824,507
Comcast Corp., 2.65%, 2/1/30(3)		560,000	568,328
Comcast Corp., 4.40%, 8/15/35		550,000	639,499
Comcast Corp., 4.60%, 10/15/38		1,870,000	2,231,132
TEGNA, Inc., 5.00%, 9/15/29(1)		1,350,000	1,370,250
			7,885,881
Metals and Mining — 0.2%
Minera Mexico SA de CV, 4.50%, 1/26/50(1)		2,500,000	2,458,000
Multi-Utilities — 0.6%
Black Hills Corp., 3.875%, 10/15/49		390,000	399,348
CenterPoint Energy, Inc., 4.25%, 11/1/28		690,000	762,674
Centrica plc, VRN, 5.25%, 4/10/75	GBP	1,800,000	2,479,736
Consumers Energy Co., 3.10%, 8/15/50		$330,000	333,952
Dominion Energy, Inc., 3.90%, 10/1/25		480,000	517,380
Dominion Energy, Inc., 4.90%, 8/1/41		340,000	402,547
E.ON SE, MTN, 1.625%, 5/22/29	EUR	900,000	1,110,410
NiSource, Inc., 5.65%, 2/1/45		$410,000	531,274
Sempra Energy, 2.875%, 10/1/22		680,000	693,953
Sempra Energy, 3.25%, 6/15/27		500,000	509,964
Sempra Energy, 4.00%, 2/1/48		250,000	262,008
			8,003,246
Oil, Gas and Consumable Fuels — 2.8%
BP Capital Markets America, Inc., 4.50%, 10/1/20		690,000	706,322
Cimarex Energy Co., 4.375%, 6/1/24		1,000,000	1,048,704
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		1,020,000	1,090,448
Concho Resources, Inc., 4.375%, 1/15/25		710,000	734,170
Continental Resources, Inc., 5.00%, 9/15/22		313,000	315,621
Continental Resources, Inc., 3.80%, 6/1/24		1,390,000	1,423,176
Continental Resources, Inc., 4.375%, 1/15/28		300,000	309,649
Diamondback Energy, Inc., 4.75%, 11/1/24		600,000	621,750
Diamondback Energy, Inc., 5.375%, 5/31/25		1,590,000	1,665,525
Ecopetrol SA, 5.875%, 5/28/45		1,580,000	1,830,351
Enbridge, Inc., 4.00%, 10/1/23		530,000	562,723

	Principal Amount		Value
Encana Corp., 6.50%, 2/1/38		$480,000	$561,212
Energy Transfer Operating LP, 3.60%, 2/1/23		630,000	648,260
Energy Transfer Operating LP, 5.25%, 4/15/29		500,000	561,177
Energy Transfer Operating LP, 4.90%, 3/15/35		320,000	334,270
Energy Transfer Operating LP, 6.00%, 6/15/48		330,000	382,355
EnLink Midstream LLC, 5.375%, 6/1/29		1,600,000	1,424,000
EnLink Midstream Partners LP, 4.85%, 7/15/26		1,600,000	1,470,000
Enterprise Products Operating LLC, 5.20%, 9/1/20		530,000	543,881
Enterprise Products Operating LLC, 4.85%, 3/15/44		900,000	1,028,300
Hess Corp., 6.00%, 1/15/40		410,000	467,377
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		970,000	1,200,170
Marathon Oil Corp., 3.85%, 6/1/25		400,000	420,526
MPLX LP, 4.875%, 6/1/25		450,000	493,807
MPLX LP, 4.25%, 12/1/27(1)		500,000	527,734
MPLX LP, 4.50%, 4/15/38		280,000	285,575
MPLX LP, 5.20%, 3/1/47		368,000	394,855
Newfield Exploration Co., 5.75%, 1/30/22		620,000	662,577
Newfield Exploration Co., 5.375%, 1/1/26		500,000	541,546
Occidental Petroleum Corp., 3.50%, 8/15/29		300,000	304,139
ONEOK, Inc., 3.40%, 9/1/29		480,000	479,260
Petroleos Mexicanos, 6.625%, 6/15/35		1,020,000	1,044,021
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22		690,000	708,345
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25		1,620,000	1,813,417
Shell International Finance BV, 2.375%, 8/21/22		690,000	700,744
Shell International Finance BV, 3.25%, 5/11/25		230,000	244,339
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)		600,000	600,753
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		1,020,000	1,042,698
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27		510,000	526,206
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28		1,020,000	1,014,900
Total Capital Canada Ltd., 2.75%, 7/15/23		680,000	700,752
Total Capital International SA, MTN, 1.375%, 3/19/25	EUR	800,000	960,616
TOTAL SA, MTN, VRN, 2.625%(4)	EUR	2,192,000	2,649,178
Tullow Oil plc, 7.00%, 3/1/25(1)		$700,000	725,375
Williams Cos., Inc. (The), 4.125%, 11/15/20		680,000	690,576
Williams Cos., Inc. (The), 4.55%, 6/24/24		850,000	917,647
Williams Cos., Inc. (The), 5.10%, 9/15/45		300,000	329,329
			37,708,356
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)		710,000	733,882
Pharmaceuticals — 0.4%
Allergan Funding SCS, 3.85%, 6/15/24		1,510,000	1,591,519
Bausch Health Cos., Inc., 7.00%, 3/15/24(1)		1,220,000	1,279,384
Bristol-Myers Squibb Co., 4.25%, 10/26/49(1)		220,000	258,081
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21		1,300,000	1,307,861

	Principal Amount		Value
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21		$890,000	$847,075
			5,283,920
Road and Rail — 0.4%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)		1,650,000	1,691,250
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		1,235,000	1,419,479
CSX Corp., 3.40%, 8/1/24		690,000	730,963
CSX Corp., 3.25%, 6/1/27		320,000	337,728
Norfolk Southern Corp., 3.15%, 6/1/27		530,000	558,942
Union Pacific Corp., 4.75%, 9/15/41		300,000	361,715
Union Pacific Corp., MTN, 3.55%, 8/15/39		240,000	252,871
			5,352,948
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)		500,000	517,419
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)		600,000	645,000
			1,162,419
Software — 0.4%
Microsoft Corp., 2.70%, 2/12/25		1,280,000	1,333,017
Microsoft Corp., 3.45%, 8/8/36		1,200,000	1,314,425
Microsoft Corp., 4.25%, 2/6/47		330,000	408,989
Oracle Corp., 3.625%, 7/15/23		1,010,000	1,070,149
Oracle Corp., 2.65%, 7/15/26		600,000	616,218
			4,742,798
Specialty Retail — 0.1%
Home Depot, Inc. (The), 3.75%, 2/15/24		750,000	806,895
Home Depot, Inc. (The), 5.95%, 4/1/41		480,000	681,484
Home Depot, Inc. (The), 3.90%, 6/15/47		350,000	403,954
			1,892,333
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc., 2.75%, 1/13/25		270,000	280,249
Apple, Inc., 2.50%, 2/9/25		520,000	534,445
Apple, Inc., 2.45%, 8/4/26		600,000	612,921
Apple, Inc., 3.20%, 5/11/27		600,000	639,385
Apple, Inc., 2.90%, 9/12/27		770,000	806,569
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)		1,580,000	1,804,497
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		780,000	790,573
			5,468,639
Thrifts and Mortgage Finance — 0.3%
Nationwide Building Society, MTN, VRN, 2.00%, 7/25/29	EUR	3,300,000	3,824,230
Trading Companies and Distributors†
International Lease Finance Corp., 5.875%, 8/15/22		$400,000	438,732
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 3.125%, 7/16/22		120,000	123,181
GTH Finance BV, 7.25%, 4/26/23(1)		2,000,000	2,239,028
Rogers Communications, Inc., 3.70%, 11/15/49(3)		280,000	287,080
			2,649,289
TOTAL CORPORATE BONDS (Cost $331,200,475)			344,786,294

	Principal Amount	Value
U.S. TREASURY SECURITIES — 7.9%
U.S. Treasury Bonds, 4.50%, 5/15/38	$1,500,000	$2,096,367
U.S. Treasury Bonds, 2.50%, 2/15/45	2,280,000	2,423,034
U.S. Treasury Bonds, 2.50%, 5/15/46	15,700,000	16,704,248
U.S. Treasury Bonds, 3.00%, 2/15/49	490,000	577,166
U.S. Treasury Bonds, 2.25%, 8/15/49	3,000,000	3,044,531
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	6,815,575	6,902,782
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	12,988,721	13,117,609
U.S. Treasury Notes, 2.25%, 3/31/20(5)	33,500,000	33,590,293
U.S. Treasury Notes, 2.375%, 3/15/21	26,000,000	26,276,758
TOTAL U.S. TREASURY SECURITIES (Cost $101,308,753)		104,732,788
ASSET-BACKED SECURITIES — 5.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A SEQ, 2.50%, 7/20/21(1)	5,900,000	5,908,981
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	1,164,034	1,169,735
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)	2,908,944	3,076,842
Hertz Fleet Lease Funding LP, Series 2017-1, Class A1, VRN, 2.59%, (1-month LIBOR plus 0.65%), 4/10/31(1)	2,420,333	2,419,976
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	5,464,916	5,489,788
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 3.04%, (1-month LIBOR plus 1.15%), 12/17/36(1)	4,175,000	4,184,623
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 2.84%, (1-month LIBOR plus 0.95%), 3/17/37(1)	3,900,000	3,862,340
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.19%, (1-month LIBOR plus 1.28%), 6/17/37(1)	3,875,000	3,873,872
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.04%, (1-month LIBOR plus 1.15%), 7/17/37(1)	5,925,000	5,925,024
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	39,871	39,988
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	411,457	411,939
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)	4,000,000	4,023,673
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(1)	3,550,000	3,583,202
Progress Residential Trust, Series 2018-SFR1, Class D, 3.88%, 3/17/35(1)	2,450,000	2,482,027
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	837,298	847,064
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	260,032	259,961
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(1)	536,802	536,498
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	930,384	931,995
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	625,474	629,838
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	656,835	656,365
Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A SEQ, 3.20%, 1/20/36(1)	3,409,153	3,455,891
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(1)	3,351,225	3,374,793

	Principal Amount	Value
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57(1)	$3,000,000	$3,090,939
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 6/25/57(1)	1,670,648	1,695,100
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(1)	2,638,873	2,726,845
Verizon Owner Trust, Series 2019-A, Class A1A SEQ, 2.93%, 9/20/23	6,000,000	6,116,300
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	2,680,962	2,680,945
TOTAL ASSET-BACKED SECURITIES (Cost $72,574,437)		73,454,544
COLLATERALIZED LOAN OBLIGATIONS — 5.4%
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 3.20%, (3-month LIBOR plus 1.20%), 1/15/29(1)	6,000,000	6,002,822
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 3.71%, (3-month LIBOR plus 1.55%), 5/15/30(1)	2,190,000	2,152,313
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.42%, (3-month LIBOR plus 1.45%), 4/20/31(1)	3,200,000	3,128,279
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A3, VRN, 3.66%, (3-month LIBOR plus 1.50%), 5/15/31(1)	4,500,000	4,424,208
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.40%, (3-month LIBOR plus 1.40%), 4/17/31(1)	4,684,800	4,574,307
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 3.06%, (3-month LIBOR plus 1.11%), 1/22/31(1)	5,000,000	4,967,837
CIFC Funding Ltd., Series 2019-1A, Class A, VRN, 3.32%, (3-month LIBOR plus 1.35%), 4/20/32(1)	5,300,000	5,294,705
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 2.97%, (3-month LIBOR plus 0.97%), 4/18/31(1)	5,000,000	4,939,963
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 3.52%, (3-month LIBOR plus 1.55%), 4/20/30(1)	3,080,000	3,041,776
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 3.49%, (3-month LIBOR plus 1.30%), 10/20/32(1)	5,000,000	4,998,061
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.09%, (3-month LIBOR plus 1.12%), 7/20/31(1)	1,000,000	993,147
KKR CLO Ltd., Series 2022A, Class A, VRN, 3.12%, (3-month LIBOR plus 1.15%), 7/20/31(1)	1,600,000	1,590,517
KKR CLO Ltd., Series 2022A, Class B, VRN, 3.57%, (3-month LIBOR plus 1.60%), 7/20/31(1)	2,000,000	1,970,629
LCM XIV LP, Series 2014A, Class AR, VRN, 3.01%, (3-month LIBOR plus 1.04%), 7/20/31(1)	3,200,000	3,160,655
LCM XIV LP, Series 2014A, Class BR, VRN, 3.55%, (3-month LIBOR plus 1.58%), 7/20/31(1)	3,750,000	3,704,344
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 3.47%, (3-month LIBOR plus 1.50%), 4/19/30(1)	4,000,000	3,962,369
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 2.98%, (3-month LIBOR plus 0.98%), 4/15/31(1)	2,700,000	2,714,246
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 3.50%, (3-month LIBOR plus 1.50%), 4/15/31(1)	2,500,000	2,474,060
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 3.75%, (3-month LIBOR plus 1.75%), 4/18/31(1)	2,500,000	2,454,528
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 3.15%, (3-month LIBOR plus 1.15%), 10/18/31(1)	2,350,000	2,331,281
Voya CLO Ltd., Series 2013-3A, Class A2RR, VRN, 3.70%, (3-month LIBOR plus 1.70%), 10/18/31(1)	2,000,000	1,982,910
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $71,269,071)		70,862,957

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 4.9%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.8%
FHLMC, VRN, 4.71%, (1-year H15T1Y plus 2.25%), 9/1/35	$876,899	$928,698
FHLMC, VRN, 4.73%, (12-month LIBOR plus 1.81%), 2/1/38	2,369	2,502
FHLMC, VRN, 4.89%, (12-month LIBOR plus 1.84%), 6/1/38	1,489	1,572
FHLMC, VRN, 2.35%, (12-month LIBOR plus 1.63%), 8/1/46	1,009,343	1,020,829
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35	535,836	555,592
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35	487,781	505,773
FNMA, VRN, 3.88%, (6-month LIBOR plus 1.54%), 9/1/35	992,882	1,029,884
FNMA, VRN, 3.87%, (12-month LIBOR plus 1.77%), 10/1/40	4,416	4,623
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	3,325,439	3,399,405
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 4/1/47	1,779,097	1,819,909
FNMA, VRN, 3.25%, (12-month LIBOR plus 1.62%), 5/1/47	1,818,221	1,857,035
		11,125,822
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 4.1%
FHLMC, 6.00%, 2/1/38	1,652	1,901
FHLMC, 4.00%, 12/1/40	5,119	5,482
FHLMC, 4.00%, 10/1/48	7,453,971	7,755,081
FNMA, 5.00%, 7/1/31	18,960	20,288
FNMA, 5.50%, 5/1/33	5,391	6,013
FNMA, 5.00%, 9/1/33	836,451	923,933
FNMA, 5.00%, 11/1/33	5,708	6,217
FNMA, 5.00%, 9/1/35	14,183	15,646
FNMA, 6.00%, 4/1/37	6,226	7,150
FNMA, 6.00%, 7/1/37	7,400	8,499
FNMA, 6.00%, 8/1/37	5,083	5,839
FNMA, 5.50%, 1/1/39	9,709	10,915
FNMA, 5.50%, 3/1/39	1,143	1,285
FNMA, 4.50%, 5/1/39	1,473,710	1,596,221
FNMA, 5.00%, 8/1/39	3,334	3,686
FNMA, 4.50%, 3/1/40	1,649,853	1,788,991
FNMA, 5.00%, 8/1/40	818,710	903,784
FNMA, 3.50%, 10/1/40	2,277,523	2,390,675
FNMA, 3.50%, 12/1/40	29,056	30,500
FNMA, 4.50%, 9/1/41	14,116	15,309
FNMA, 3.50%, 5/1/42	38,517	40,440
FNMA, 3.50%, 6/1/42	22,445	23,593
FNMA, 3.50%, 9/1/42	16,195	17,004
FNMA, 3.00%, 11/1/42	24,255	25,029
FNMA, 3.00%, 5/1/43	2,865,204	2,956,176
FNMA, 3.50%, 5/1/46	6,062,632	6,313,140
FNMA, 3.50%, 10/1/47	11,827,617	12,267,491
GNMA, 3.00%, TBA	4,665,000	4,801,415
GNMA, 6.00%, 7/15/33	3,652	4,188
GNMA, 5.00%, 3/20/36	22,730	25,219
GNMA, 5.50%, 1/15/39	3,155	3,499
GNMA, 5.50%, 9/15/39	15,840	17,594

	Principal Amount	Value
GNMA, 4.50%, 10/15/39	$6,694	$7,331
GNMA, 5.00%, 10/15/39	10,351	11,606
GNMA, 4.50%, 1/15/40	8,116	8,842
GNMA, 4.00%, 12/15/40	8,338	8,911
GNMA, 4.50%, 12/15/40	30,365	33,234
GNMA, 4.50%, 7/20/41	1,305,047	1,412,054
GNMA, 3.50%, 6/20/42	5,054,756	5,371,259
GNMA, 2.50%, 7/20/46	4,121,700	4,176,697
GNMA, 2.50%, 2/20/47	663,362	672,191
		53,694,328
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $64,517,868)		64,820,150
COLLATERALIZED MORTGAGE OBLIGATIONS — 3.9%
Private Sponsor Collateralized Mortgage Obligations — 2.4%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 4.29%, 2/25/35	473,626	485,995
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.96%, 11/25/34	393,246	393,783
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, VRN, 4.41%, 8/25/35	1,211,795	1,123,323
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 4.91%, (1-year H15T1Y plus 2.25%), 2/25/36	425,090	438,871
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 4.47%, 7/25/37	1,554,331	1,528,410
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.09%, 8/25/34	785,689	799,454
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.63%, 8/25/35	24,471	25,372
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	2,675	2,772
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.50%, 7/25/35	589,995	634,260
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.99%, 8/25/35	2,028	2,136
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 4.70%, 1/25/37	289,936	256,562
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	8,177	8,650
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.44%, 9/25/35	447,498	463,150
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.55%, 9/25/35	387,972	400,587
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.29%, 7/25/35	324,788	328,466
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.24%, 8/25/35	463,820	460,286
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.67%, 4/25/35	4,392	4,533
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	289,654	319,416
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.71%, 11/21/34	601,379	622,219
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 4.43%, 2/25/35	552,671	565,179

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 4.43%, 2/25/35	$280,216	$285,879
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(1)	2,757,206	2,918,505
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.32%, (1-month LIBOR plus 1.50%), 6/25/57(1)	764,216	779,003
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 2/25/48(1)	1,560,759	1,586,921
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(1)	3,102,698	3,143,001
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.38%, 7/25/34	941,048	961,728
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.52%, 7/25/36	1,525,538	1,488,010
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.26%, 8/25/35	482,984	495,782
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 4.97%, 2/25/34	6,313	6,626
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	349,809	350,562
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	750,155	755,438
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.94%, 6/25/35	14,104	14,356
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 4.98%, 6/25/35	281,010	294,355
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.90%, 3/25/35	3,319	3,440
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 4.90%, 10/25/35	4,262,785	4,407,727
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	17,131	17,284
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	1,597,963	1,609,364
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 5.15%, 3/25/36	732,714	734,926
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.71%, 9/25/36	14,152	14,533
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 4.56%, 10/25/36	4,097	4,124
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.64%, 10/25/36	2,907	2,911
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.50%, 10/25/36	329,203	331,534
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.74%, 12/25/36	318,484	319,265
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 4.93%, 3/25/36	246,491	253,763
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 5.19%, 4/25/36	388,334	391,802
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	22,780	23,245
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	325,524	333,157
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	6,544	6,575
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 4.43%, 12/28/37	928,545	924,935

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	$7,165	$7,646
		31,329,821
U.S. Government Agency Collateralized Mortgage Obligations — 1.5%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.07%, (1-month LIBOR plus 3.25%), 5/25/25	1,500,000	1,568,548
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.17%, (1-month LIBOR plus 1.35%), 3/25/29	710,877	712,331
FNMA, Series 2014-C02, Class 1M2, VRN, 4.42%, (1-month LIBOR plus 2.60%), 5/25/24	1,445,013	1,503,400
FNMA, Series 2014-C02, Class 2M2, VRN, 4.42%, (1-month LIBOR plus 2.60%), 5/25/24	2,127,361	2,201,052
FNMA, Series 2016-C03, Class 2M2, VRN, 7.72%, (1-month LIBOR plus 5.90%), 10/25/28	1,272,675	1,375,205
FNMA, Series 2017-C03, Class 1M2, VRN, 4.82%, (1-month LIBOR plus 3.00%), 10/25/29	4,000,000	4,166,815
FNMA, Series 2017-C06, Class 2M2, VRN, 4.62%, (1-month LIBOR plus 2.80%), 2/25/30	3,125,000	3,190,739
FNMA, Series 2017-C07, Class 1M1, VRN, 2.47%, (1-month LIBOR plus 0.65%), 5/25/30	2,017,590	2,018,749
FNMA, Series 2017-C07, Class 1M2, VRN, 4.22%, (1-month LIBOR plus 2.40%), 5/25/30	3,725,000	3,784,734
		20,521,573
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $50,773,928)		51,851,394
COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.1%
Commercial Mortgage Trust, Series 2014-LC17, Class C, VRN, 4.58%, 10/10/47	1,960,000	2,087,841
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 3/10/48	2,500,000	2,647,477
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 11/15/50	2,925,000	3,131,765
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	2,000,000	2,123,281
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	3,000,000	3,173,489
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(1)	3,000,000	3,104,618
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	2,200,000	2,329,923
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	3,000,000	3,197,090
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	3,000,000	3,122,156
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	3,000,000	3,158,653
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $27,162,341)		28,076,293
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	365,000	550,446
Chicago GO, 7.05%, 1/1/29	400,000	444,468
Los Angeles Community College District GO, 6.75%, 8/1/49	600,000	1,000,314
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	195,000	277,896
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	175,000	218,215
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	225,000	350,725

	Principal Amount	Value
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	$125,000	$174,199
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	250,000	335,057
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	200,000	262,548
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	405,000	518,137
San Diego County Water Authority Rev., 6.14%, 5/1/49	100,000	146,081
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	195,000	263,484
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	580,000	937,251
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	150,000	187,344
State of California GO, 4.60%, 4/1/38	110,000	122,121
State of California GO, 7.55%, 4/1/39	400,000	656,868
State of California GO, 7.30%, 10/1/39	90,000	139,387
State of Illinois GO, 5.10%, 6/1/33	200,000	216,406
University of California Rev., 4.60%, 5/15/31	400,000	464,216
TOTAL MUNICIPAL SECURITIES (Cost $6,483,926)		7,265,163
BANK LOAN OBLIGATIONS(6) — 0.4%
Diversified Telecommunication Services — 0.2%
Zayo Group, LLC, 2017 Incremental Term Loan, 4.04%, (1-month LIBOR plus 2.25%), 1/19/24	1,900,000	1,905,120
Health Care Providers and Services — 0.1%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 4.29%, (1-month LIBOR plus 2.50%), 2/16/23	1,587,777	1,591,993
Hotels, Restaurants and Leisure†
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 4.54%, (1-month LIBOR plus 2.75%), 12/23/24	378,817	373,765
Pharmaceuticals — 0.1%
Bausch Health Companies, Inc., 2018 Term Loan B, 4.92%, (1-month LIBOR plus 3.00%), 6/2/25	1,352,488	1,358,757
TOTAL BANK LOAN OBLIGATIONS (Cost $5,225,987)		5,229,635
TEMPORARY CASH INVESTMENTS(7) — 3.1%
Federal Home Loan Bank Discount Notes, 1.43%, 11/1/19(8)	20,000,000	20,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $16,654,737), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $16,308,502)		16,307,823
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 1/15/26, valued at $5,553,062), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $5,443,098)		5,443,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $41,750,823)		41,750,823
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $1,280,522,853)		1,329,745,056
OTHER ASSETS AND LIABILITIES — (0.4)%		(5,619,569)
TOTAL NET ASSETS — 100.0%		$1,324,125,487

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,042,671	AUD	14,603,485	UBS AG	12/18/19	$(36,095)
USD	3,141,805	AUD	4,643,725	UBS AG	12/18/19	(63,116)
BRL	42,120,128	USD	10,320,525	Goldman Sachs & Co.	12/18/19	154,919
USD	49,026,276	CAD	64,554,859	Morgan Stanley	12/18/19	1,970
CHF	3,130,769	USD	3,191,406	UBS AG	12/18/19	(6,720)
USD	8,256,185	CHF	8,131,517	UBS AG	12/18/19	(15,369)
USD	3,191,759	CHF	3,170,215	UBS AG	12/18/19	(33,052)
CLP	2,425,472,858	USD	3,359,148	Goldman Sachs & Co.	12/18/19	(85,029)
USD	3,413,801	CLP	2,436,566,418	Goldman Sachs & Co.	12/18/19	124,707
CNY	1,178,832	USD	165,694	Goldman Sachs & Co.	12/18/19	1,491
USD	1,613,675	CNY	11,424,010	Goldman Sachs & Co.	12/18/19	(6,507)
USD	2,313,759	CNY	16,389,511	Goldman Sachs & Co.	12/18/19	(10,643)
USD	8,977,038	CNY	63,485,616	Goldman Sachs & Co.	12/18/19	(26,651)
COP	11,535,497,922	USD	3,407,073	Goldman Sachs & Co.	12/18/19	480
USD	3,404,459	COP	11,535,497,922	Goldman Sachs & Co.	12/18/19	(3,095)
CZK	124,860,691	USD	5,308,026	UBS AG	12/18/19	152,275
USD	3,334,163	CZK	78,352,165	UBS AG	12/18/19	(92,267)
USD	3,329,167	CZK	78,177,165	UBS AG	12/18/19	(89,610)
USD	2,492,175	DKK	16,778,266	Bank of America N.A.	12/18/19	(21,061)
EUR	1,243,225	USD	1,374,699	JPMorgan Chase Bank N.A.	11/20/19	13,303
EUR	465	USD	518	JPMorgan Chase Bank N.A.	11/20/19	1
EUR	68,513	USD	76,200	JPMorgan Chase Bank N.A.	11/20/19	291
EUR	13,811	USD	15,363	JPMorgan Chase Bank N.A.	11/20/19	55
EUR	2,813,000	USD	3,141,707	JPMorgan Chase Bank N.A.	11/20/19	(1,123)
USD	272,804,233	EUR	247,457,193	JPMorgan Chase Bank N.A.	11/20/19	(3,470,268)
USD	814,539	EUR	739,217	JPMorgan Chase Bank N.A.	11/20/19	(10,763)
GBP	5,011,814	USD	6,232,717	Bank of America N.A.	12/18/19	268,992
GBP	1,041,323	USD	1,349,285	Bank of America N.A.	12/18/19	1,599
USD	70,253,270	GBP	56,780,872	Bank of America N.A.	12/18/19	(3,407,230)
USD	1,078,907	GBP	872,845	Bank of America N.A.	12/18/19	(53,414)
HUF	3,031,069,453	USD	10,096,834	UBS AG	12/18/19	215,705
HUF	2,026,545,900	USD	6,813,751	UBS AG	12/18/19	81,120
HUF	1,005,129,771	USD	3,327,143	UBS AG	12/18/19	92,588
USD	20,125,476	HUF	6,062,196,021	UBS AG	12/18/19	(499,795)
USD	3,338,798	HUF	1,011,555,620	UBS AG	12/18/19	(102,795)
USD	3,282,028	HUF	984,230,879	UBS AG	12/18/19	(66,599)
USD	3,781,148	HUF	1,120,259,604	UBS AG	12/18/19	(30,286)
USD	6,715,373	IDR	95,781,368,283	Goldman Sachs & Co.	12/18/19	(53,891)
ILS	11,933,523	USD	3,388,781	UBS AG	12/18/19	4,602
USD	3,374,666	ILS	11,881,524	UBS AG	12/18/19	(3,930)
INR	470,872,608	USD	6,579,649	Goldman Sachs & Co.	12/18/19	11,838
USD	6,590,701	INR	470,872,608	Goldman Sachs & Co.	12/18/19	(787)
JPY	131,270,780	USD	1,215,354	Bank of America N.A.	11/20/19	1,275
USD	130,941,735	JPY	14,168,602,769	Bank of America N.A.	11/20/19	(374,083)
USD	298,034	KRW	354,198,663	Goldman Sachs & Co.	12/18/19	(4,886)
MXN	38,451,597	USD	1,935,236	Morgan Stanley	12/18/19	50,274
USD	3,741,491	MXN	71,864,684	Morgan Stanley	12/18/19	30,642
MYR	28,215,365	USD	6,743,634	Goldman Sachs & Co.	12/18/19	27,239
USD	4,560,053	MYR	19,074,701	Goldman Sachs & Co.	12/18/19	(17,324)
NOK	30,522,556	USD	3,348,277	Goldman Sachs & Co.	12/18/19	(28,201)
NOK	29,327,333	USD	3,220,564	Goldman Sachs & Co.	12/18/19	(30,498)
NOK	40,859,622	USD	4,426,334	Goldman Sachs & Co.	12/18/19	18,151
USD	509,162	NOK	4,562,446	Goldman Sachs & Co.	12/18/19	12,884

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,652,375	NOK	32,692,580	Goldman Sachs & Co.	12/18/19	$96,255
USD	2,972,647	NOK	26,965,585	Goldman Sachs & Co.	12/18/19	39,479
USD	3,556,298	NOK	32,389,282	Goldman Sachs & Co.	12/18/19	33,170
NZD	10,380,186	USD	6,539,227	UBS AG	12/18/19	121,397
NZD	5,356,441	USD	3,379,941	UBS AG	12/18/19	57,111
USD	10,111,435	NZD	15,724,426	UBS AG	12/18/19	21,588
PEN	2,812,366	USD	843,794	Goldman Sachs & Co.	12/18/19	(4,064)
PEN	10,150,949	USD	2,996,944	Goldman Sachs & Co.	12/18/19	33,976
PEN	11,598,430	USD	3,457,264	Goldman Sachs & Co.	12/18/19	5,852
USD	13,988,479	PEN	46,783,070	Goldman Sachs & Co.	12/18/19	19,761
USD	3,338,262	PHP	173,873,369	Goldman Sachs & Co.	12/18/19	(80,674)
USD	3,302,286	PHP	171,537,259	Goldman Sachs & Co.	12/18/19	(70,714)
PLN	26,322,517	USD	6,613,033	Goldman Sachs & Co.	12/18/19	278,668
PLN	13,239,058	USD	3,310,344	Goldman Sachs & Co.	12/18/19	155,876
PLN	13,530,388	USD	3,384,035	Goldman Sachs & Co.	12/18/19	158,460
PLN	13,417,415	USD	3,408,117	Goldman Sachs & Co.	12/18/19	104,800
USD	3,405,770	PLN	13,421,117	Goldman Sachs & Co.	12/18/19	(108,116)
USD	10,016,463	PLN	39,614,108	Goldman Sachs & Co.	12/18/19	(355,212)
USD	6,756,074	PLN	26,975,990	Goldman Sachs & Co.	12/18/19	(306,718)
RUB	373,613,846	USD	5,644,780	Goldman Sachs & Co.	12/18/19	145,914
USD	7,029,176	RUB	452,401,252	Goldman Sachs & Co.	12/18/19	17,345
SEK	72,045	USD	7,483	Bank of America N.A.	12/18/19	(2)
SEK	32,426,186	USD	3,324,096	Bank of America N.A.	12/18/19	42,782
USD	5,062,260	SGD	6,977,804	Bank of America N.A.	12/18/19	(69,080)
THB	99,686,941	USD	3,292,171	Goldman Sachs & Co.	12/18/19	10,761
USD	17,272,484	THB	528,019,840	Goldman Sachs & Co.	12/18/19	(222,421)
ZAR	49,790,424	USD	3,324,015	UBS AG	12/18/19	(48,277)
USD	11,801,835	ZAR	176,613,277	UBS AG	12/18/19	182,356
USD	2,897,153	ZAR	44,391,344	UBS AG	12/18/19	(23,377)
						$(7,141,791)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	94	December 2019	EUR	9,400,000	$14,113,314	$(202,490)
Euro-Bund 10-Year Bonds	52	December 2019	EUR	5,200,000	9,961,321	(250,045)
Euro-OAT 10-Year Bonds	24	December 2019	EUR	2,400,000	4,507,060	(45,468)
Japanese 10-Year Government Bonds	11	December 2019	JPY	1,100,000,000	15,681,545	(107,056)
Japanese 10-Year Mini Government Bonds	329	December 2019	JPY	3,290,000,000	46,969,099	(254,389)
Korean Treasury 10-Year Bonds	142	December 2019	KRW	14,200,000,000	15,840,973	(400,571)
U.S. Treasury 2-Year Notes	815	December 2019	USD	163,000,000	175,715,273	(416,102)
U.S. Treasury Long Bonds	149	December 2019	USD	14,900,000	24,044,875	(781,929)
U.S. Treasury Ultra Bonds	6	December 2019	USD	600,000	1,138,500	(50,451)
					$307,971,960	$(2,508,501)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 32	Buy	(5.00)%	6/20/24	$68,201,100	$(4,312,947)	$(1,222,501)	$(5,535,448)

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Barclays Bank plc/ Republic of South Africa Government International Bond	Buy	(1.00)%	12/20/24	$20,300,000	$808,500	$21,580	$830,080

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index Monthly	Fixed Rate	Termination Date	Notional Amount		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
MXIBTIIE	Pay	7.75%	6/21/21	MXN	445,000,000	$462	$435,085	$435,547
MXIBTIIE	Pay	7.75%	6/21/21	MXN	949,000,000	517	924,316	924,833
MXIBTIIE	Pay	7.44%	6/29/21	MXN	694,500,000	496	512,525	513,021
MXIBTIIE	Pay	7.44%	6/29/21	MXN	694,500,000	496	509,597	510,093
MXIBTIIE	Pay	6.58%	10/7/21	MXN	268,000,000	520	17,700	18,220
MXIBTIIE	Receive	7.45%	6/17/24	MXN	200,000,000	512	(480,219)	(479,707)
MXIBTIIE	Receive	7.44%	6/17/24	MXN	420,000,000	559	(998,904)	(998,345)
MXIBTIIE	Receive	7.24%	6/25/24	MXN	307,000,000	537	(604,749)	(604,212)
MXIBTIIE	Receive	7.24%	6/25/24	MXN	307,000,000	537	(599,799)	(599,262)
						$4,636	$(284,448)	$(279,812)

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$6,750,000	$(528)	$(63,561)	$(64,089)

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar	KRW	-	South Korean Won
BRL	-	Brazilian Real	LIBOR	-	London Interbank Offered Rate
CAD	-	Canadian Dollar	MTN	-	Medium Term Note
CDX	-	Credit Derivatives Indexes	MXIBTIIE	-	28-day Mexico Interbank Equilibrium Interest Rate Index
CHF	-	Swiss Franc
CLP	-	Chilean Peso	MXN	-	Mexican Peso
CNY	-	Chinese Yuan	MYR	-	Malaysian Ringgit
COP	-	Colombian Peso	NOK	-	Norwegian Krone
CPI	-	Consumer Price Index	NZD	-	New Zealand Dollar
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index	PEN	-	Peruvian Sol
			PHP	-	Philippine Peso
CZK	-	Czech Koruna	PLN	-	Polish Zloty
DKK	-	Danish Krone	RUB	-	Russian Ruble
EUR	-	Euro	SEK	-	Swedish Krona
FHLMC	-	Federal Home Loan Mortgage Corporation	SEQ	-	Sequential Payer
			SGD	-	Singapore Dollar
FNMA	-	Federal National Mortgage Association	TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation	THB	-	Thai Baht
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index	USD	-	United States Dollar
			VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee	ZAR	-	South African Rand
JPY	-	Japanese Yen
 † Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $270,854,539, which represented 20.5% of total net assets.

(2)	Security is a zero-coupon bond.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)	Perpetual maturity with no stated maturity date.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $5,662,400.

(6)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(7)	Category includes collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $640,000.

(8)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $1,280,522,853)	$1,329,745,056
Foreign currency holdings, at value (cost of $216,487)	223,808
Foreign deposits with broker for futures contracts, at value (cost of $372,030)	378,984
Receivable for investments sold	264,365
Receivable for capital shares sold	33,214
Receivable for variation margin on futures contracts	839,150
Receivable for variation margin on swap agreements	132,606
Unrealized appreciation on forward foreign currency exchange contracts	2,791,952
Swap agreements, at value (including net premiums paid (received) of $808,500)	830,080
Interest receivable	8,198,865
1,343,438,080

Liabilities
Disbursements in excess of demand deposit cash	41,996
Payable for collateral received for swap agreements	640,000
Payable for investments purchased	8,193,029
Payable for capital shares redeemed	35,154
Payable for variation margin on swap agreements	205,194
Unrealized depreciation on forward foreign currency exchange contracts	9,933,743
Accrued management fees	237,848
Distribution and service fees payable	1,393
Accrued foreign taxes	24,236
19,312,593

Net Assets	$1,324,125,487

Net Assets Consist of:
Capital paid in	$1,261,941,360
Distributable earnings	62,184,127
$1,324,125,487

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$277,044,260	26,546,721	$10.44
I Class	$16,830,387	1,607,839	$10.47
Y Class	$29,034,956	2,769,077	$10.49
A Class	$1,940,516	186,839	$10.39*
C Class	$1,030,165	100,533	$10.25
R Class	$164,624	15,924	$10.34
R5 Class	$20,582,091	1,966,256	$10.47
R6 Class	$7,230,885	690,572	$10.47
G Class	$970,267,603	92,049,374	$10.54
*Maximum offering price $10.88 (net asset value divided by 0.955).

 See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $27,660)	$39,561,455

Expenses:
Management fees	8,571,635
Distribution and service fees:
A Class	4,418
C Class	11,651
R Class	628
Trustees' fees and expenses	99,362
Other expenses	83,288
8,770,982
Fees waived - G Class	(5,794,350)
2,976,632

Net investment income (loss)	36,584,823

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,202,112)
Forward foreign currency exchange contract transactions	17,313,073
Futures contract transactions	9,033,049
Swap agreement transactions	(2,180,374)
Foreign currency translation transactions	(247,998)
17,715,638

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(24,236))	103,328,361
Forward foreign currency exchange contracts	(15,847,454)
Futures contracts	(1,388,462)
Swap agreements	316,232
Translation of assets and liabilities in foreign currencies	332,516
86,741,193

Net realized and unrealized gain (loss)	104,456,831

Net Increase (Decrease) in Net Assets Resulting from Operations	$141,041,654

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$36,584,823	$44,497,808
Net realized gain (loss)	17,715,638	28,543,542
Change in net unrealized appreciation (depreciation)	86,741,193	(83,495,027)
Net increase (decrease) in net assets resulting from operations	141,041,654	(10,453,677)

Distributions to Shareholders
From earnings:
Investor Class	(16,405,150)	(5,738,404)
I Class	(615,552)	(247,935)
Y Class	(567,195)	(104)
A Class	(91,125)	(35,060)
C Class	(51,838)	(15,599)
R Class	(5,095)	(1,861)
R5 Class	(1,690,459)	(667,330)
R6 Class	(50,933)	(23,639)
G Class	(64,316,773)	(27,388,949)
Decrease in net assets from distributions	(83,794,120)	(34,118,881)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(166,807,847)	126,889,276

Net increase (decrease) in net assets	(109,560,313)	82,316,718

Net Assets
Beginning of period	1,433,685,800	1,351,369,082
End of period	$1,324,125,487	$1,433,685,800

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 92% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.83%	0.73%	0.63%	0.83%	0.83%	0.83%	0.63%	0.58%	0.00%(1)
(1) The annual management fee before waiver was 0.58%.
Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2019 totaled $584,439,577, of which $152,374,316 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 totaled $836,177,742, of which $96,882,554 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,997,789	$19,857,297	3,848,521	$39,284,188
Issued in reinvestment of distributions	1,716,713	16,394,607	563,241	5,735,786
Redeemed	(7,006,124)	(70,265,739)	(3,013,541)	(30,560,483)
	(3,291,622)	(34,013,835)	1,398,221	14,459,491
I Class
Sold	1,687,851	16,945,935	709,744	7,212,017
Issued in reinvestment of distributions	61,192	585,606	20,890	213,129
Redeemed	(1,192,113)	(12,007,937)	(821,550)	(8,298,368)
	556,930	5,523,604	(90,916)	(873,222)
Y Class
Sold	2,030,025	20,541,909	793,074	8,033,913
Issued in reinvestment of distributions	59,206	567,195	10	104
Redeemed	(103,366)	(1,043,438)	(10,365)	(104,939)
	1,985,865	20,065,666	782,719	7,929,078
A Class
Sold	48,278	484,001	39,634	401,159
Issued in reinvestment of distributions	9,184	87,524	3,337	33,907
Redeemed	(46,299)	(459,718)	(76,502)	(771,125)
	11,163	111,807	(33,531)	(336,059)
C Class
Sold	28,973	282,031	15,898	158,769
Issued in reinvestment of distributions	5,061	47,873	1,103	11,125
Redeemed	(54,871)	(546,195)	(74,942)	(749,345)
	(20,837)	(216,291)	(57,941)	(579,451)
R Class
Sold	11,767	117,227	10,666	107,378
Issued in reinvestment of distributions	536	5,095	184	1,861
Redeemed	(6,105)	(60,187)	(15,347)	(154,265)
	6,198	62,135	(4,497)	(45,026)
R5 Class
Sold	2,506	25,617	268,950	2,742,437
Issued in reinvestment of distributions	176,642	1,690,459	65,409	667,330
Redeemed	(1,079,419)	(10,501,211)	(568,473)	(5,761,524)
	(900,271)	(8,785,135)	(234,114)	(2,351,757)
R6 Class
Sold	668,657	6,614,627	17,993	183,840
Issued in reinvestment of distributions	5,328	50,933	2,317	23,639
Redeemed	(84,288)	(854,504)	(62,731)	(647,979)
	589,697	5,811,056	(42,421)	(440,500)
G Class
Sold	5,616,340	56,073,674	26,584,587	275,961,708
Issued in reinvestment of distributions	6,713,651	64,316,773	2,681,778	27,388,949
Redeemed	(27,235,933)	(275,757,301)	(19,088,493)	(194,223,935)
	(14,905,942)	(155,366,854)	10,177,872	109,126,722
Net increase (decrease)	(15,968,819)	$(166,807,847)	11,895,392	$126,889,276

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$536,915,015	—
Corporate Bonds	—	344,786,294	—
U.S. Treasury Securities	—	104,732,788	—
Asset-Backed Securities	—	73,454,544	—
Collateralized Loan Obligations	—	70,862,957	—
U.S. Government Agency Mortgage-Backed Securities	—	64,820,150	—
Collateralized Mortgage Obligations	—	51,851,394	—
Commercial Mortgage-Backed Securities	—	28,076,293	—
Municipal Securities	—	7,265,163	—
Bank Loan Obligations	—	5,229,635	—
Temporary Cash Investments	—	41,750,823	—
	—	$1,329,745,056	—
Other Financial Instruments
Swap Agreements	—	$3,231,794	—
Forward Foreign Currency Exchange Contracts	—	2,791,952	—
	—	$6,023,746	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,248,482	$1,260,019	—
Swap Agreements	—	8,281,063	—
Forward Foreign Currency Exchange Contracts	—	9,933,743	—
	$1,248,482	$19,474,825	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $64,074,108.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,043,401,833.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $253,843,229 futures contracts purchased and $100,878,860 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $99,498,543.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $6,750,000.

Value of Derivative Instruments as of October 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$132,606	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	830,080	Swap agreements	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	2,791,952	Unrealized depreciation on forward foreign currency exchange contracts	$9,933,743
Interest Rate Risk	Receivable for variation margin on futures contracts*	839,150	Payable for variation margin on futures contracts*	—
Interest Rate Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	192,952
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	12,242
		$4,593,788		$10,138,937

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(235,423)	Change in net unrealized appreciation (depreciation) on swap agreements	$(1,518,512)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	17,313,073	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(15,847,454)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	9,033,049	Change in net unrealized appreciation (depreciation) on futures contracts	(1,388,462)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(1,944,951)	Change in net unrealized appreciation (depreciation) on swap agreements	1,898,305
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(63,561)
		$24,165,748		$(16,919,684)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The majority of the fund is owned by a relatively small number of shareholders. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. In the event of a large shareholder redemption, the ongoing operations of the fund may be at risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$83,794,120	$33,860,901
Long-term capital gains	—	$257,980

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,282,303,397
Gross tax appreciation of investments	$55,148,707
Gross tax depreciation of investments	(7,707,048)
Net tax appreciation (depreciation) of investments	47,441,659
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,311,766)
Net tax appreciation (depreciation)	$45,129,893
Other book-to-tax adjustments	$(5,038,302)
Undistributed ordinary income	$27,566,541
Accumulated long-term capital losses	$(5,474,005)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$10.03	0.21	0.78	0.99	(0.58)	—	(0.58)	$10.44	10.36%	0.84%	0.84%	2.10%	2.10%	46%	$277,044
2018	$10.36	0.23	(0.36)	(0.13)	(0.17)	(0.03)	(0.20)	$10.03	(1.33)%	0.84%	0.93%	2.26%	2.17%	78%	$299,230
2017	$10.28	0.13	0.09	0.22	(0.11)	(0.03)	(0.14)	$10.36	2.23%	0.84%	0.96%	1.32%	1.20%	130%	$294,535
2016	$9.86	0.12	0.34	0.46	(0.04)	—	(0.04)	$10.28	4.72%	0.84%	0.96%	1.18%	1.06%	106%	$263,312
2015(3)	$9.71	0.04	0.11	0.15	—	—	—	$9.86	1.54%	0.87%(4)	0.96%(4)	1.08%(4)	0.99%(4)	37%	$224,271
2015	$9.93	0.08	0.14(5)	0.22	(0.44)	—	(0.44)	$9.71	2.18%	0.95%	0.95%	0.73%	0.73%	114%	$219,606
I Class
2019	$10.06	0.22	0.78	1.00	(0.59)	—	(0.59)	$10.47	10.44%	0.74%	0.74%	2.20%	2.20%	46%	$16,830
2018	$10.38	0.24	(0.35)	(0.11)	(0.18)	(0.03)	(0.21)	$10.06	(1.16)%	0.74%	0.83%	2.36%	2.27%	78%	$10,569
2017(6)	$10.14	0.09	0.15	0.24	—	—	—	$10.38	2.37%	0.74%(4)	0.86%(4)	1.51%(4)	1.39%(4)	130%(7)	$11,856
Y Class
2019	$10.07	0.22	0.80	1.02	(0.60)	—	(0.60)	$10.49	10.65%	0.64%	0.64%	2.30%	2.30%	46%	$29,035
2018	$10.39	0.27	(0.38)	(0.11)	(0.18)	(0.03)	(0.21)	$10.07	(1.09)%	0.64%	0.73%	2.46%	2.37%	78%	$7,891
2017(6)	$10.14	0.09	0.16	0.25	—	—	—	$10.39	2.47%	0.64%(4)	0.76%(4)	1.59%(4)	1.47%(4)	130%(7)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$9.98	0.18	0.78	0.96	(0.55)	—	(0.55)	$10.39	10.12%	1.09%	1.09%	1.85%	1.85%	46%	$1,941
2018	$10.31	0.20	(0.36)	(0.16)	(0.14)	(0.03)	(0.17)	$9.98	(1.59)%	1.09%	1.18%	2.01%	1.92%	78%	$1,753
2017	$10.24	0.10	0.09	0.19	(0.09)	(0.03)	(0.12)	$10.31	1.88%	1.09%	1.21%	1.07%	0.95%	130%	$2,157
2016	$9.83	0.09	0.36	0.45	(0.04)	—	(0.04)	$10.24	4.55%	1.09%	1.21%	0.93%	0.81%	106%	$9,284
2015(3)	$9.69	0.03	0.11	0.14	—	—	—	$9.83	1.44%	1.12%(4)	1.21%(4)	0.83%(4)	0.74%(4)	37%	$5,506
2015	$9.91	0.13	0.06(5)	0.19	(0.41)	—	(0.41)	$9.69	1.93%	1.20%	1.20%	0.48%	0.48%	114%	$3,033
C Class
2019	$9.85	0.11	0.76	0.87	(0.47)	—	(0.47)	$10.25	9.27%	1.84%	1.84%	1.10%	1.10%	46%	$1,030
2018	$10.17	0.12	(0.34)	(0.22)	(0.07)	(0.03)	(0.10)	$9.85	(2.27)%	1.84%	1.93%	1.26%	1.17%	78%	$1,196
2017	$10.10	0.03	0.08	0.11	(0.01)	(0.03)	(0.04)	$10.17	1.13%	1.84%	1.96%	0.32%	0.20%	130%	$1,824
2016	$9.75	0.02	0.34	0.36	(0.01)	—	(0.01)	$10.10	3.72%	1.84%	1.96%	0.18%	0.06%	106%	$4,646
2015(3)	$9.64	—(8)	0.11	0.11	—	—	—	$9.75	1.14%	1.87%(4)	1.96%(4)	0.08%(4)	(0.01)%(4)	37%	$549
2015	$9.85	0.07	0.06(5)	0.13	(0.34)	—	(0.34)	$9.64	1.26%	1.95%	1.95%	(0.27)%	(0.27)%	114%	$629

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2019	$9.94	0.15	0.77	0.92	(0.52)	—	(0.52)	$10.34	9.77%	1.34%	1.34%	1.60%	1.60%	46%	$165
2018	$10.26	0.17	(0.34)	(0.17)	(0.12)	(0.03)	(0.15)	$9.94	(1.75)%	1.34%	1.43%	1.76%	1.67%	78%	$97
2017	$10.19	0.09	0.07	0.16	(0.06)	(0.03)	(0.09)	$10.26	1.63%	1.34%	1.46%	0.82%	0.70%	130%	$146
2016	$9.80	0.07	0.35	0.42	(0.03)	—	(0.03)	$10.19	4.28%	1.34%	1.46%	0.68%	0.56%	106%	$48
2015(3)	$9.67	0.02	0.11	0.13	—	—	—	$9.80	1.34%	1.37%(4)	1.46%(4)	0.58%(4)	0.49%(4)	37%	$25
2015	$9.89	0.12	0.05(5)	0.17	(0.39)	—	(0.39)	$9.67	1.67%	1.45%	1.45%	0.23%	0.23%	114%	$25
R5 Class
2019	$10.06	0.23	0.78	1.01	(0.60)	—	(0.60)	$10.47	10.55%	0.64%	0.64%	2.30%	2.30%	46%	$20,582
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.13)%	0.64%	0.73%	2.46%	2.37%	78%	$28,832
2017	$10.31	0.15	0.10	0.25	(0.14)	(0.03)	(0.17)	$10.39	2.43%	0.64%	0.76%	1.52%	1.40%	130%	$32,206
2016	$9.87	0.14	0.35	0.49	(0.05)	—	(0.05)	$10.31	4.98%	0.64%	0.76%	1.38%	1.26%	106%	$833,757
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.61%	0.67%(4)	0.76%(4)	1.28%(4)	1.19%(4)	37%	$720,700
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.28%	0.75%	0.75%	0.93%	0.93%	114%	$728,768

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2019	$10.06	0.22	0.79	1.01	(0.60)	—	(0.60)	$10.47	10.62%	0.59%	0.59%	2.35%	2.35%	46%	$7,231
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.08)%	0.59%	0.68%	2.51%	2.42%	78%	$1,015
2017	$10.32	0.16	0.08	0.24	(0.14)	(0.03)	(0.17)	$10.39	2.38%	0.59%	0.71%	1.57%	1.45%	130%	$1,489
2016	$9.87	0.14	0.36	0.50	(0.05)	—	(0.05)	$10.32	5.10%	0.59%	0.71%	1.43%	1.31%	106%	$94,808
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.64%	0.62%(4)	0.71%(4)	1.33%(4)	1.24%(4)	37%	$56,798
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.34%	0.70%	0.70%	0.98%	0.98%	114%	$53,780
G Class
2019	$10.13	0.30	0.77	1.07	(0.66)	—	(0.66)	$10.54	11.21%	0.01%	0.59%	2.93%	2.35%	46%	$970,268
2018	$10.41	0.32	(0.37)	(0.05)	(0.20)	(0.03)	(0.23)	$10.13	(0.49)%	0.01%	0.68%	3.09%	2.42%	78%	$1,083,103
2017(9)	$10.29	0.06	0.06	0.12	—	—	—	$10.41	1.17%	0.01%(4)	0.71%(4)	2.27%(4)	1.57%(4)	130%(7)	$1,007,151

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. For the years before October 31, 2015, the fund's fiscal year end was June 30.

(4)	Annualized.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	Per-share amount was less than $0.005.

(9)	July 28, 2017 (commencement of sale) through October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of Global Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	44	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and five-year periods and below its benchmark for the one-year period reviewed by the

Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90984 1912

Annual Report

October 31, 2019

International Bond Fund
Investor Class (BEGBX)
I Class (AIBHX)
Y Class (AIBYX)
A Class (AIBDX)
C Class (AIQCX)
R Class (AIBRX)
R5 Class (AIDIX)
R6 Class (AIDDX)
G Class (AIBGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	7.80%	0.52%	0.33%	—	1/7/92
Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged)	—	7.84%	1.20%	1.33%	—	—
I Class	AIBHX	7.88%	—	—	3.57%	4/10/17
Y Class	AIBYX	7.97%	—	—	3.70%	4/10/17
A Class	AIBDX					10/27/98
No sales charge		7.45%	0.25%	0.07%	—
With sales charge		2.59%	-0.67%	-0.39%	—
C Class	AIQCX	6.69%	-0.49%	-0.67%	—	9/28/07
R Class	AIBRX	7.24%	0.02%	-0.16%	—	9/28/07
R5 Class	AIDIX	7.97%	0.71%	0.52%	—	8/2/04
R6 Class	AIDDX	8.02%	0.76%	—	0.56%	7/26/13
G Class	AIBGX	8.62%	—	—	1.90%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $10,334

Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) — $11,408

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.81%	0.71%	0.61%	1.06%	1.81%	1.31%	0.61%	0.56%	0.56%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: John Lovito, Brian Howell, Simon Chester and Abdelak Adjriou

Performance Summary

International Bond returned 7.80%* for the fiscal year ended October 31, 2019. By comparison, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned 7.84% over the same time period. Portfolio returns reflect operating expenses, while index returns do not.

Market Review

Global bond markets rallied through the period as yields fell substantially. Amid signs of slowing global growth, weak inflation, trade tensions between the U.S. and China, escalating uncertainty about the Brexit outcome and weaker energy markets, developed markets central banks turned decidedly more dovish. Interest rates across developed markets generally declined.

The economic picture was mixed in the reporting period. The U.S. economy slowed incrementally and suffered the effects of trade tensions, but it remained comparatively stronger than its global peers. The Federal Reserve (Fed) pivoted its monetary policy stance from late 2018, when it was hiking interest rates, to pausing rate actions through the first half of 2019. In July, the Fed enacted its first rate cut in more than 10 years, and it eased again in September and October. U.S. interest rates fell broadly but remained considerably higher than in other developed markets.

In the eurozone, Germany’s economy retreated significantly as manufacturing activity slowed, another consequence of trade tensions and weakening global growth. Germany’s economy actually contracted in the second calendar quarter of 2019, then eked out a small gain in the third quarter. Key interest rates in the eurozone’s largest economies, including Germany and France, fell into negative territory over the period. The European Central Bank also turned more dovish, cutting its key deposit rate to -0.5% and approving a new bond-buying program. In the U.K., Brexit uncertainty continued. Conservative leader Boris Johnson replaced Theresa May, who resigned as prime minister. In an effort to break the country’s Brexit stalemate, Johnson called for an early general election, to be held December 12, 2019. Meanwhile, the U.K. posted negative gross domestic product growth in the second quarter, later bouncing back to positive territory. The pound touched lows in August before recovering somewhat. Rates in the U.K. fell broadly but remained positive. In Japan, most government bond yields remained negative in the period.

In this environment, the U.S. dollar fluctuated but remained comparatively strong, which weighed modestly on returns for unhedged U.S.-based investors. Corporate bonds broadly outperformed as credit spreads, the yield difference between corporate and government issues of similar maturity, tightened.

Currency Effects Weighed Slightly on Performance

Within the portfolio, currency exposure was a slight detractor, primarily due to futures positions in rates on the euro and Japanese yen. A long position in the Swedish krona and short position in the Peruvian sol also detracted. The higher U.S. dollar drove weakness in other currency positions.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s market index, other share classes may not. See page 3 for returns for all share classes.

5

Yield-Curve Positioning, Security Selection and Asset Allocation Added Value

The portfolio’s yield-curve positioning added to results. Among out-of-index U.S.-dollar-denominated securities, duration effects contributed to the portfolio’s performance. Though our shorter-than-index duration positioning among euro-denominated assets detracted as rates fell, our rates exposure in emerging markets countries was additive.

Security selection also boosted performance. Our choices among European government bonds and investment-grade credits, as well as investment-grade credits in the U.K., contributed to relative returns.

In terms of asset allocation, our out-of-index position in U.S.-based securities contributed to performance. Our allocations to high-yield credit in European bonds and to investment-grade credits in the U.K. also lifted returns. Exposure to emerging markets countries, such as Peru, was also additive.

Positioning for the Future

We expect global growth to moderate. Tariffs likely will continue to create headwinds, particularly for the manufacturing sector. We expect U.S. growth to remain at or slightly below trend levels of growth (2.0% to 2.5% annualized) and to continue outpacing economic growth in other developed markets. We believe emerging markets growth should remain stable. Furthermore, we anticipate inflation to remain at modest levels across developed markets, lingering at or below central bank targets in the near term. Longer-term inflation expectations remain below historical averages, highlighting attractive valuations among inflation-protected securities.

Against this economic backdrop, we expect developed markets central banks to remain accommodative. We believe the major central banks likely will maintain and/or increase stimulus, including keeping key lending rates unusually low.

Overall, we plan to maintain a neutral to slightly long out-of-index position in U.S. Treasuries, a short position in core European government bonds and a neutral position in U.K. government securities. We favor long exposure in select local emerging markets. In the corporate sector, we remain cautious. Amid slowing growth in Europe and the U.S., earnings outlooks are weaker. We will continue to look for opportunities to tactically add back exposure as valuations, fundamentals and market conditions dictate. However, from a longer-term, strategic perspective, we believe reducing credit risk is prudent, given our expectations for spreads to widen as the credit cycle matures.

We continue to favor out-of-index positions in U.S. securitized bonds. We believe the sector offers value, particularly compared with corporate credit. Within the allocation, we favor mortgage credit, including commercial mortgage-backed securities and collateralized mortgage obligations, over fixed-rate agency mortgage-backed securities.

6

Fund Characteristics

OCTOBER 31, 2019
Portfolio at a Glance
Average Duration (effective)	8.3 years
Weighted Average Life to Maturity	10.1 years

Bond Holdings by Country	% of net assets
Japan	19.3%
United States	10.1%
Canada	9.0%
United Kingdom	7.6%
Germany	7.2%
Italy	5.4%
France	5.0%
Cayman Islands	3.8%
Spain	3.3%
Norway	2.8%
Other Countries	24.9%
Cash and Equivalents*	1.6%
* Includes temporary cash investments and other assets and liabilities

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	72.1%
Corporate Bonds	16.2%
Asset-Backed Securities	3.1%
Collateralized Loan Obligations	3.1%
U.S. Treasury Securities	2.0%
Collateralized Mortgage Obligations	1.1%
Bank Loan Obligations	0.4%
Commercial Mortgage-Backed Securities	0.4%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	1.0%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,040.30	$4.11	0.80%
I Class	$1,000	$1,040.10	$3.60	0.70%
Y Class	$1,000	$1,040.80	$3.09	0.60%
A Class	$1,000	$1,038.30	$5.39	1.05%
C Class	$1,000	$1,034.50	$9.23	1.80%
R Class	$1,000	$1,036.90	$6.67	1.30%
R5 Class	$1,000	$1,040.10	$3.09	0.60%
R6 Class	$1,000	$1,040.80	$2.83	0.55%
G Class	$1,000	$1,043.80	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.17	$4.08	0.80%
I Class	$1,000	$1,021.68	$3.57	0.70%
Y Class	$1,000	$1,022.18	$3.06	0.60%
A Class	$1,000	$1,019.91	$5.35	1.05%
C Class	$1,000	$1,016.13	$9.15	1.80%
R Class	$1,000	$1,018.65	$6.61	1.30%
R5 Class	$1,000	$1,022.18	$3.06	0.60%
R6 Class	$1,000	$1,022.43	$2.80	0.55%
G Class	$1,000	$1,025.16	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2019

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 72.1%
Australia — 2.6%
Australia Government Bond, 2.75%, 4/21/24	AUD	17,922,000	$13,401,139
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	4,110,000	3,184,295
			16,585,434
Austria — 1.3%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	2,350,000	2,944,188
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,018,000	2,427,076
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,685,000	3,170,596
			8,541,860
Belgium — 0.8%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	512,000	1,009,433
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	3,208,000	4,460,729
			5,470,162
Cameroon — 0.4%
Republic of Cameroon International Bond, 9.50%, 11/19/25		$2,400,000	2,643,014
Canada — 9.0%
Canadian Government Bond, 2.00%, 11/1/20	CAD	37,250,000	28,380,252
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	1,009,000	791,082
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	11,071,000	8,853,606
Province of Ontario Canada, MTN, 1.65%, 6/8/20	JPY	100,000,000	935,439
Province of Quebec Canada, 3.00%, 9/1/23	CAD	10,059,000	7,982,589
Province of Quebec Canada, 5.75%, 12/1/36	CAD	7,927,000	8,856,621
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	876,186
Province of Quebec Canada, 3.50%, 12/1/48	CAD	1,220,000	1,143,712
			57,819,487
China — 2.0%
China Government Bond, 3.25%, 6/6/26	CNY	74,500,000	10,579,457
China Government Bond, 3.29%, 5/23/29	CNY	10,000,000	1,422,378
China Government Bond, 3.29%, 5/23/29	CNY	5,000,000	712,169
			12,714,004
Czech Republic — 0.3%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	37,500,000	1,800,605
Denmark — 0.3%
Denmark Government Bond, 0.50%, 11/15/27	DKK	2,887,000	467,299
Denmark Government Bond, 4.50%, 11/15/39	DKK	4,500,000	1,316,000
			1,783,299
Dominican Republic — 1.2%
Dominican Republic International Bond, 5.95%, 1/25/27(1)		$800,000	881,008
Dominican Republic International Bond, 5.95%, 1/25/27		$6,200,000	6,827,812
			7,708,820
Egypt — 0.7%
Egypt Government International Bond, 7.50%, 1/31/27(1)		$4,400,000	4,785,088
10

		Principal Amount	Value
Finland — 0.7%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	3,312,000	$4,648,303
France — 2.9%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	237	295
French Republic Government Inflation Linked Bond OAT, 0.10%, 3/1/28	EUR	8,605,575	10,543,279
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	157,000	270,615
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	4,173,000	7,670,855
			18,485,044
Germany — 6.1%
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	220,000	495,758
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	3,830,000	6,916,104
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	27,514,804	32,096,931
			39,508,793
Ghana — 0.3%
Ghana Government International Bond, 7.875%, 3/26/27		$2,000,000	2,084,767
Indonesia — 0.5%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	41,300,000,000	3,221,790
Ireland — 0.9%
Ireland Government Bond, 3.40%, 3/18/24	EUR	4,499,000	5,861,690
Italy — 4.5%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	7,255,000	8,565,615
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	7,998,000	9,719,289
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	6,175,000	10,760,562
			29,045,466
Japan — 19.3%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	729,350,000	7,015,746
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,311,150,000	29,695,960
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	2,765,400,000	35,122,515
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	2,520,950,000	27,365,457
Japanese Government CPI Linked Bond, 0.10%, 3/10/26	JPY	1,093,871,944	10,382,063
Japanese Government CPI Linked Bond, 0.10%, 3/10/28	JPY	1,559,847,450	14,985,771
			124,567,512
Jordan — 0.2%
Jordan Government International Bond, 7.375%, 10/10/47(1)		$1,500,000	1,586,775
Malaysia — 0.6%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	15,800,000	3,895,345
Mexico — 1.1%
Mexican Bonos, 5.75%, 3/5/26	MXN	62,500,000	3,095,417
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	400,000,000	3,744,933
			6,840,350
Netherlands — 1.5%
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	6,728,000	7,998,534
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	735,000	1,400,117
			9,398,651

11

		Principal Amount	Value
Nigeria — 0.4%
Nigeria Government International Bond, MTN, 6.50%, 11/28/27		$2,400,000	$2,416,440
Norway — 2.5%
Norway Government Bond, 2.00%, 5/24/23(1)	NOK	6,400,000	714,722
Norway Government Bond, 1.75%, 2/17/27(1)	NOK	36,700,000	4,115,504
Norway Government Bond, 1.75%, 9/6/29(1)	NOK	102,000,000	11,500,673
			16,330,899
Poland — 0.5%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	10,430,000	2,975,621
Russia — 0.2%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	70,300,000	1,148,410
Singapore — 0.7%
Singapore Government Bond, 3.125%, 9/1/22	SGD	5,825,000	4,462,981
South Africa — 0.9%
Republic of South Africa Government Bond, 8.25%, 3/31/32	ZAR	88,000,000	5,280,337
Republic of South Africa Government International Bond, 5.875%, 6/22/30		$800,000	852,472
			6,132,809
Spain — 3.0%
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	2,090,000	2,767,288
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	4,192,000	5,126,642
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	3,423,000	5,521,168
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	354,000	760,377
Spain Government Bond, 2.70%, 10/31/48(1)	EUR	3,245,000	5,060,059
			19,235,534
Switzerland — 0.9%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	2,908,000	3,337,917
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	1,465,000	2,190,699
			5,528,616
Thailand — 1.2%
Thailand Government Bond, 3.625%, 6/16/23	THB	50,000,000	1,785,473
Thailand Government Bond, 3.85%, 12/12/25	THB	152,200,000	5,762,345
			7,547,818
Tunisia — 0.2%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25		$1,400,000	1,282,989
Turkey — 0.3%
Turkey Government International Bond, 6.875%, 3/17/36		$2,000,000	1,975,168
United Kingdom — 4.1%
United Kingdom Gilt, 1.50%, 7/22/26	GBP	2,113,000	2,937,073
United Kingdom Gilt, 1.625%, 10/22/28	GBP	2,115,000	3,003,733
United Kingdom Gilt, 4.50%, 12/7/42	GBP	4,660,000	10,249,706
United Kingdom Gilt, 4.25%, 12/7/49	GBP	1,672,000	3,902,251
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,603,000	6,599,836
			26,692,599
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $431,235,628)			464,726,143

12

		Principal Amount	Value
CORPORATE BONDS — 16.2%
Brazil — 0.2%
Globo Comunicacao e Participacoes SA, 4.84%, 6/8/25		$1,300,000	$1,348,763
Cayman Islands — 0.5%
Braskem Finance Ltd., 5.75%, 4/15/21(1)		800,000	838,000
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(1)		2,370,000	2,370,682
			3,208,682
France — 2.1%
AXA SA, MTN, VRN, 6.69%, 7/6/26	GBP	1,200,000	1,866,088
AXA SA, MTN, VRN, 3.375%, 7/6/47	EUR	600,000	764,116
BNP Paribas Cardif SA, VRN, 4.03%, 11/25/25	EUR	1,200,000	1,497,756
CNP Assurances, VRN, 4.00%, 11/18/24	EUR	1,200,000	1,488,910
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25	EUR	1,700,000	2,092,618
Credit Agricole Assurances SA, VRN, 2.625%, 1/29/48	EUR	300,000	342,327
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,500,000	2,386,914
Total Capital International SA, MTN, 1.375%, 3/19/25	EUR	1,500,000	1,801,154
TOTAL SA, MTN, VRN, 2.625%, 2/26/25	EUR	1,000,000	1,208,567
			13,448,450
Germany — 1.1%
Allianz SE, VRN, 3.375%, 9/18/24	EUR	1,000,000	1,235,194
E.ON SE, MTN, 1.625%, 5/22/29	EUR	700,000	863,653
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	3,165,000	4,114,400
Kreditanstalt fuer Wiederaufbau, MTN, 0.01%, 5/5/27	EUR	1,000,000	1,140,557
			7,353,804
Italy — 0.9%
Assicurazioni Generali SpA, MTN, VRN, 4.60%, 11/21/25	EUR	1,500,000	1,858,056
Intesa Sanpaolo SpA, MTN, 3.93%, 9/15/26	EUR	800,000	1,008,567
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24	EUR	1,500,000	1,812,667
UniCredit SpA, MTN, VRN, 5.75%, 10/28/25	EUR	300,000	351,675
UniCredit SpA, VRN, 5.86%, 6/19/32(1)		$640,000	667,615
			5,698,580
Luxembourg — 2.2%
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	5,605,000	6,933,674
European Financial Stability Facility, MTN, 0.40%, 5/31/26	EUR	3,600,000	4,195,573
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	1,830,000	2,956,824
			14,086,071
Mexico — 0.2%
Minera Mexico SA de CV, 4.50%, 1/26/50(1)		$1,200,000	1,179,840
Netherlands — 1.0%
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	1,150,000	1,496,083
ING Groep NV, MTN, 2.125%, 1/10/26	EUR	1,300,000	1,608,191
Koninklijke KPN NV, MTN, 5.75%, 9/17/29	GBP	500,000	788,351
Sensata Technologies BV, 5.00%, 10/1/25(1)		$680,000	736,236
Telefonica Europe BV, VRN, 3.00%, 9/4/23	EUR	1,200,000	1,381,518
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21		$360,000	342,637
			6,353,016

13

		Principal Amount	Value
Norway — 0.3%
Equinor ASA, MTN, 0.875%, 2/17/23	EUR	1,700,000	$1,953,368
Spain — 0.3%
Abanca Corp. Bancaria SA, VRN, 6.125%, 1/18/29	EUR	600,000	735,194
CaixaBank SA, MTN, VRN, 2.75%, 7/14/28	EUR	800,000	944,298
Liberbank SA, VRN, 6.875%, 3/14/27	EUR	300,000	368,286
			2,047,778
Switzerland — 0.6%
Credit Suisse Group AG, VRN, 2.125%, 9/12/25	GBP	2,900,000	3,814,175
United Kingdom — 3.5%
Barclays plc, MTN, VRN, 1.375%, 1/24/26	EUR	700,000	811,235
Barclays plc, MTN, VRN, 2.00%, 2/7/28	EUR	1,600,000	1,800,861
Centrica plc, VRN, 5.25%, 4/10/75	GBP	1,500,000	2,066,446
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	2,640,000	3,608,898
HSBC Holdings plc, 0.84%, 9/26/23	JPY	400,000,000	3,776,205
HSBC Holdings plc, 2.625%, 8/16/28	GBP	1,000,000	1,384,382
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	1,500,000	2,489,452
Nationwide Building Society, MTN, VRN, 2.00%, 7/25/29	EUR	1,600,000	1,854,172
Santander UK plc, MTN, 5.125%, 4/14/21	GBP	1,940,000	2,658,512
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)		$200,000	215,000
Tesco Corporate Treasury Services plc, MTN, 2.50%, 7/1/24	EUR	400,000	484,302
Tesco plc, MTN, 5.00%, 3/24/23	GBP	1,000,000	1,428,079
			22,577,544
United States — 3.3%
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	700,000	944,825
Berry Global, Inc., 4.875%, 7/15/26(1)		$630,000	663,863
Catalent Pharma Solutions, Inc., 5.00%, 7/15/27(1)		120,000	125,700
Diamondback Energy, Inc., 4.75%, 11/1/24		210,000	217,613
Diamondback Energy, Inc., 5.375%, 5/31/25		710,000	743,725
EnLink Midstream LLC, 5.375%, 6/1/29		650,000	578,500
EnLink Midstream Partners LP, 4.85%, 7/15/26		700,000	643,125
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	850,000	1,188,877
Goldman Sachs Group, Inc. (The), MTN, 4.25%, 1/29/26	GBP	800,000	1,177,506
HCA, Inc., 5.00%, 3/15/24		$250,000	272,978
International Business Machines Corp., 1.75%, 3/7/28	EUR	1,000,000	1,248,304
IQVIA, Inc., 5.00%, 5/15/27(1)		$500,000	531,250
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)		980,000	1,035,125
Lennar Corp., 4.75%, 4/1/21		780,000	800,514
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/1/29		490,000	512,057
Newfield Exploration Co., 5.75%, 1/30/22		300,000	320,602
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		1,410,000	1,443,488
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)		550,000	565,648
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28		910,000	905,450
TEGNA, Inc., 5.00%, 9/15/29(1)		650,000	659,750
Tenet Healthcare Corp., 4.875%, 1/1/26(1)		690,000	714,581

14

		Principal Amount	Value
Toll Brothers Finance Corp., 3.80%, 11/1/29		$1,000,000	$985,000
Walmart, Inc., 0.18%, 7/15/22	JPY	450,000,000	4,192,019
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		$762,000	765,888
			21,236,388
TOTAL CORPORATE BONDS (Cost $104,431,991)			104,306,459
ASSET-BACKED SECURITIES — 3.1%
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(1)		1,377,921	1,457,452
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 2.99%, (1-month LIBOR plus 1.08%), 6/17/37(1)		2,550,000	2,537,883
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.19%, (1-month LIBOR plus 1.28%), 6/17/37(1)		2,775,000	2,774,193
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.04%, (1-month LIBOR plus 1.15%), 7/17/37(1)		2,700,000	2,700,011
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)		1,416,202	1,421,377
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)		2,814,694	2,833,680
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(1)		1,598,950	1,610,195
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class D, 4.18%, 7/15/38(1)		1,700,000	1,700,000
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 6/25/57(1)		1,316,470	1,335,738
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)		1,750,111	1,751,931
TOTAL ASSET-BACKED SECURITIES (Cost $20,006,083)			20,122,460
COLLATERALIZED LOAN OBLIGATIONS — 3.1%
Ares XLI CLO Ltd., Series 2016-41A, Class AR, VRN, 3.20%, (3-month LIBOR plus 1.20%), 1/15/29(1)		3,000,000	3,001,411
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A3, VRN, 3.66%, (3-month LIBOR plus 1.50%), 5/15/31(1)		3,000,000	2,949,472
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 3.52%, (3-month LIBOR plus 1.55%), 4/20/30(1)		1,800,000	1,777,661
Goldentree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, VRN, 3.49%, (3-month LIBOR plus 1.30%), 10/20/32(1)		2,500,000	2,499,030
KKR CLO Ltd., Series 2022A, Class A, VRN, 3.12%, (3-month LIBOR plus 1.15%), 7/20/31(1)		750,000	745,555
KKR CLO Ltd., Series 2022A, Class B, VRN, 3.57%, (3-month LIBOR plus 1.60%), 7/20/31(1)		750,000	738,986
LCM XIV LP, Series 2014A, Class BR, VRN, 3.55%, (3-month LIBOR plus 1.58%), 7/20/31(1)		2,375,000	2,346,085
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 2.98%, (3-month LIBOR plus 0.98%), 4/15/31(1)		2,300,000	2,312,135
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 3.50%, (3-month LIBOR plus 1.50%), 4/15/31(1)		1,750,000	1,731,842
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 3.75%, (3-month LIBOR plus 1.75%), 4/18/31(1)		1,750,000	1,718,170
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $19,970,226)			19,820,347

15

	Principal Amount	Value
U.S. TREASURY SECURITIES — 2.0%
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	$3,204,338	$3,245,338
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	6,318,837	6,381,539
U.S. Treasury Notes, 2.25%, 3/31/20(2)	3,300,000	3,308,894
TOTAL U.S. TREASURY SECURITIES (Cost $12,895,174)		12,935,771
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
Private Sponsor Collateralized Mortgage Obligations — 0.5%
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 12/25/45(1)	2,040,934	2,062,151
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 6/25/47(1)	1,188,440	1,207,519
		3,269,670
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.02%, (1-month LIBOR plus 1.20%), 10/25/29	2,400,161	2,408,290
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.62%, (1-month LIBOR plus 0.80%), 12/25/29	1,363,367	1,363,931
		3,772,221
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,093,832)		7,041,891
BANK LOAN OBLIGATIONS(3) — 0.4%
Acadia Healthcare Company, Inc., 2018 Term Loan B4, 4.29%, (1-month LIBOR plus 2.50%), 2/16/23	793,888	795,996
Bausch Health Companies Inc., 2018 Term Loan B, 4.92%, (1-month LIBOR plus 3.00%), 6/2/25	723,744	727,099
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 4.54%, (1-month LIBOR plus 2.75%), 12/23/24	184,820	182,356
Zayo Group, LLC, 2017 Incremental Term Loan, 4.04%, (1-month LIBOR plus 2.25%), 1/19/24	810,000	812,183
TOTAL BANK LOAN OBLIGATIONS (Cost $2,516,447)		2,517,634
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50 (Cost $2,328,343)	2,300,000	2,421,634
TEMPORARY CASH INVESTMENTS(4) — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $3,051,456), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $2,988,019)		2,987,895
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 9/30/26, valued at $1,020,349), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $997,018)		997,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,984,895)		3,984,895
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $604,462,619)		637,877,234
OTHER ASSETS AND LIABILITIES — 1.0%		6,594,939
TOTAL NET ASSETS — 100.0%		$644,472,173

16

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	5,662,779	USD	3,894,236	UBS AG	12/18/19	$13,996
USD	1,549,730	AUD	2,290,568	UBS AG	12/18/19	(31,133)
BRL	20,269,576	USD	4,966,573	Goldman Sachs & Co.	12/18/19	74,552
BRL	13,299,723	USD	3,167,958	Goldman Sachs & Co.	12/18/19	139,736
USD	348,973	BRL	1,407,235	Goldman Sachs & Co.	12/18/19	(1,012)
USD	3,270,693	BRL	13,110,574	Goldman Sachs & Co.	12/18/19	10,041
USD	26,381,872	CAD	34,738,066	Morgan Stanley	12/18/19	1,060
USD	712,659	CAD	931,858	Morgan Stanley	12/18/19	4,987
CHF	904,992	USD	918,867	UBS AG	12/18/19	1,710
CHF	1,411,763	USD	1,439,106	UBS AG	12/18/19	(3,030)
USD	1,618,940	CHF	1,608,012	UBS AG	12/18/19	(16,765)
CLP	1,149,268,009	USD	1,591,674	Goldman Sachs & Co.	12/18/19	(40,289)
USD	886,326	CLP	632,606,086	Goldman Sachs & Co.	12/18/19	32,378
CNY	143,269,353	USD	20,137,656	Goldman Sachs & Co.	12/18/19	181,164
CNY	26,286,214	USD	3,684,122	Goldman Sachs & Co.	12/18/19	43,854
CNY	22,976,183	USD	3,261,346	Goldman Sachs & Co.	12/18/19	(2,806)
USD	869,517	CNY	6,200,523	Goldman Sachs & Co.	12/18/19	(9,857)
USD	755,489	CNY	5,348,483	Goldman Sachs & Co.	12/18/19	(3,046)
USD	921,417	CNY	6,526,858	Goldman Sachs & Co.	12/18/19	(4,238)
USD	9,635,445	CNY	68,141,867	Goldman Sachs & Co.	12/18/19	(28,606)
COP	5,553,809,648	USD	1,640,348	Goldman Sachs & Co.	12/18/19	231
USD	1,639,090	COP	5,553,809,648	Goldman Sachs & Co.	12/18/19	(1,490)
CZK	57,486,845	USD	2,443,857	UBS AG	12/18/19	70,109
CZK	151,341,493	USD	6,438,968	UBS AG	12/18/19	179,369
USD	1,528,809	CZK	35,926,701	UBS AG	12/18/19	(42,307)
USD	1,708,136	CZK	40,111,315	UBS AG	12/18/19	(45,977)
DKK	7,412,969	USD	1,101,092	Bank of America N.A.	12/18/19	9,305
EUR	518,010	USD	572,791	JPMorgan Chase Bank N.A.	11/20/19	5,543
EUR	81,032,900	USD	89,333,100	JPMorgan Chase Bank N.A.	11/20/19	1,136,382
EUR	18,709	USD	20,853	JPMorgan Chase Bank N.A.	11/20/19	34
EUR	8,632	USD	9,602	JPMorgan Chase Bank N.A.	11/20/19	35
USD	639,306	EUR	580,188	JPMorgan Chase Bank N.A.	11/20/19	(8,447)
USD	39,235	EUR	35,276	JPMorgan Chase Bank N.A.	11/20/19	(150)
USD	3,129,731	EUR	2,802,277	JPMorgan Chase Bank N.A.	11/20/19	1,119
GBP	3,692,915	USD	4,592,528	Bank of America N.A.	12/18/19	198,205
GBP	269,334	USD	347,370	Bank of America N.A.	12/18/19	2,031
USD	3,374,284	GBP	2,727,201	Bank of America N.A.	12/18/19	(163,650)
USD	409,057	GBP	331,078	Bank of America N.A.	12/18/19	(20,442)
USD	295,415	GBP	238,993	Bank of America N.A.	12/18/19	(14,625)
USD	389,013	GBP	302,607	Bank of America N.A.	12/18/19	(3,552)
HKD	1,526,317	USD	194,841	Bank of America N.A.	12/18/19	(96)
HUF	1,466,672,923	USD	4,885,653	UBS AG	12/18/19	104,375
HUF	973,988,455	USD	3,274,791	UBS AG	12/18/19	38,987
HUF	1,449,459,431	USD	4,797,946	UBS AG	12/18/19	133,517
USD	12,107,195	HUF	3,646,929,317	UBS AG	12/18/19	(300,669)

17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,505,590	HUF	456,148,467	UBS AG	12/18/19	$(46,354)
USD	1,591,411	HUF	477,240,412	UBS AG	12/18/19	(32,293)
USD	1,846,156	HUF	546,969,923	UBS AG	12/18/19	(14,787)
IDR	5,740,416,037	USD	402,469	Goldman Sachs & Co.	12/18/19	3,230
ILS	5,862,079	USD	1,664,663	UBS AG	12/18/19	2,260
USD	163,392	ILS	575,272	UBS AG	12/18/19	(190)
INR	457,183,877	USD	6,366,577	Goldman Sachs & Co.	12/18/19	33,290
USD	3,222,353	INR	230,221,008	Goldman Sachs & Co.	12/18/19	(385)
JPY	4,328,427,833	USD	40,001,958	Bank of America N.A.	11/20/19	114,280
JPY	731,579,531	USD	6,745,790	Bank of America N.A.	11/20/19	34,552
KRW	15,791,124,556	USD	13,287,159	Goldman Sachs & Co.	12/18/19	217,850
KZT	2,489,839,021	USD	6,319,388	Goldman Sachs & Co.	12/18/19	22,006
MXN	83,466,565	USD	4,200,801	Morgan Stanley	12/18/19	109,129
USD	1,504,171	MXN	28,891,355	Morgan Stanley	12/18/19	12,319
MYR	13,534,034	USD	3,234,712	Goldman Sachs & Co.	12/18/19	13,065
USD	536,739	MYR	2,245,181	Goldman Sachs & Co.	12/18/19	(2,039)
NOK	14,591,047	USD	1,600,615	Goldman Sachs & Co.	12/18/19	(13,481)
NOK	14,045,922	USD	1,542,445	Goldman Sachs & Co.	12/18/19	(14,607)
NOK	20,845,587	USD	2,258,208	Goldman Sachs & Co.	12/18/19	9,260
USD	4,594,490	NOK	41,169,848	Goldman Sachs & Co.	12/18/19	116,260
USD	1,582,280	NOK	14,163,068	Goldman Sachs & Co.	12/18/19	41,700
USD	1,436,362	NOK	13,029,582	Goldman Sachs & Co.	12/18/19	19,076
USD	1,596,155	NOK	14,537,118	Goldman Sachs & Co.	12/18/19	14,888
USD	1,646,486	NOK	15,131,882	Goldman Sachs & Co.	12/18/19	523
NZD	4,947,662	USD	3,116,889	UBS AG	12/18/19	57,863
NZD	2,639,345	USD	1,665,440	UBS AG	12/18/19	28,141
USD	3,605,313	NZD	5,606,670	UBS AG	12/18/19	7,697
PEN	1,216,820	USD	365,083	Goldman Sachs & Co.	12/18/19	(1,758)
PEN	5,301,311	USD	1,565,147	Goldman Sachs & Co.	12/18/19	17,744
PEN	6,094,451	USD	1,816,636	Goldman Sachs & Co.	12/18/19	3,075
USD	17,768,242	PEN	59,424,108	Goldman Sachs & Co.	12/18/19	25,101
USD	270,397	PEN	912,454	Goldman Sachs & Co.	12/18/19	(2,048)
USD	203,786	PEN	692,465	Goldman Sachs & Co.	12/18/19	(2,974)
USD	1,599,257	PHP	83,297,292	Goldman Sachs & Co.	12/18/19	(38,649)
USD	1,591,975	PHP	82,695,167	Goldman Sachs & Co.	12/18/19	(34,090)
PLN	12,699,029	USD	3,190,390	Goldman Sachs & Co.	12/18/19	134,440
PLN	6,324,838	USD	1,581,486	Goldman Sachs & Co.	12/18/19	74,468
PLN	6,473,241	USD	1,618,998	Goldman Sachs & Co.	12/18/19	75,811
PLN	6,403,973	USD	1,626,654	Goldman Sachs & Co.	12/18/19	50,020
USD	556,403	PLN	2,192,617	Goldman Sachs & Co.	12/18/19	(17,663)
USD	4,809,314	PLN	19,020,357	Goldman Sachs & Co.	12/18/19	(170,552)
USD	3,237,334	PLN	12,926,191	Goldman Sachs & Co.	12/18/19	(146,971)
RUB	268,892,389	USD	4,062,586	Goldman Sachs & Co.	12/18/19	105,015
USD	3,372,303	RUB	217,043,107	Goldman Sachs & Co.	12/18/19	8,321
SEK	47,090,883	USD	4,890,837	Bank of America N.A.	12/18/19	(1,294)
SEK	15,499,347	USD	1,588,880	Bank of America N.A.	12/18/19	20,449

18

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,084,513	SGD	2,873,286	Bank of America N.A.	12/18/19	$(28,445)
THB	48,212,621	USD	1,592,227	Goldman Sachs & Co.	12/18/19	5,204
USD	7,360,164	THB	225,000,205	Goldman Sachs & Co.	12/18/19	(94,778)
ZAR	23,992,739	USD	1,601,758	UBS AG	12/18/19	(23,264)
USD	5,644,356	ZAR	84,467,219	UBS AG	12/18/19	87,214
USD	1,397,337	ZAR	21,410,564	UBS AG	12/18/19	(11,275)
						$2,406,887

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	225	December 2019	EUR	22,500,000	$33,781,870	$(484,683)
Euro-Bund 10-Year Bonds	44	December 2019	EUR	4,400,000	8,428,810	(211,576)
Euro-OAT 10-Year Bonds	75	December 2019	EUR	7,500,000	14,084,562	(297,568)
Japanese 10-Year Government Bonds	13	December 2019	JPY	1,300,000,000	18,532,735	(126,521)
Japanese 10-Year Mini Government Bonds	102	December 2019	JPY	1,020,000,000	14,561,848	(37,236)
Korean Treasury 10-Year Bonds	119	December 2019	KRW	11,900,000,000	13,275,182	(336,712)
U.S. Treasury 2-Year Notes	377	December 2019	USD	75,400,000	81,281,789	(192,479)
U.S. Treasury Long Bonds	33	December 2019	USD	3,300,000	5,325,375	(176,418)
					$189,272,171	$(1,863,193)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	189	December 2019	USD	18,900,000	$26,858,672	$509,359
U.S. Treasury 5-Year Notes	359	December 2019	USD	35,900,000	42,793,922	293,684
					$69,652,594	$803,043

19

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 32	Buy	(5.00)%	6/20/24	$22,532,400	$(1,428,329)	$(400,482)	$(1,828,811)

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Barclays Bank plc/ Republic of South Africa Government International Bond	Buy	(1.00)%	12/20/24	$9,700,000	$386,328	$10,311	$396,639

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index Monthly	Fixed Rate	Termination Date	Notional Amount		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
MXIBTIIE	Pay	7.75%	6/21/21	MXN	215,000,000	$438	$209,995	$210,433
MXIBTIIE	Pay	7.75%	6/21/21	MXN	455,000,000	463	442,950	443,413
MXIBTIIE	Pay	7.44%	6/29/21	MXN	333,000,000	456	245,528	245,984
MXIBTIIE	Pay	7.44%	6/29/21	MXN	333,000,000	456	244,124	244,580
MXIBTIIE	Pay	6.58%	10/7/21	MXN	129,000,000	503	8,267	8,770
MXIBTIIE	Receive	7.44%	6/17/24	MXN	201,000,000	512	(478,291)	(477,779)
MXIBTIIE	Receive	7.45%	6/17/24	MXN	96,000,000	489	(230,748)	(230,259)
MXIBTIIE	Receive	7.24%	6/25/24	MXN	147,000,000	502	(289,815)	(289,313)
MXIBTIIE	Receive	7.24%	6/25/24	MXN	147,000,000	502	(287,445)	(286,943)
						$4,321	$(135,435)	$(131,114)

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$3,250,000	$(501)	$(30,357)	$(30,858)

20

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar	KZT	-	Kazakhstani Tenge
BRL	-	Brazilian Real	LIBOR	-	London Interbank Offered Rate
CAD	-	Canadian Dollar	MTN	-	Medium Term Note
CDX	-	Credit Derivatives Indexes	MXIBTIIE	-	28-day Mexico Interbank Equilibrium Interest Rate Index
CHF	-	Swiss Franc	MXN	-	Mexican Peso
CLP	-	Chilean Peso	MYR	-	Malaysian Ringgit
CNY	-	Chinese Yuan	NOK	-	Norwegian Krone
COP	-	Colombian Peso	NZD	-	New Zealand Dollar
CPI	-	Consumer Price Index	PEN	-	Peruvian Sol
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index	PHP	-	Philippine Peso
CZK	-	Czech Koruna	PLN	-	Polish Zloty
DKK	-	Danish Krone	RUB	-	Russian Ruble
EUR	-	Euro	SEK	-	Swedish Krona
FHLMC	-	Federal Home Loan Mortgage Corporation	SEQ	-	Sequential Payer
GBP	-	British Pound	SGD	-	Singapore Dollar
HKD	-	Hong Kong Dollar	THB	-	Thai Baht
HUF	-	Hungarian Forint	USD	-	United States Dollar
IDR	-	Indonesian Rupiah	VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won	ZAR	-	South African Rand

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $137,363,985, which represented 21.3% of total net assets.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,812,118.

(3)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

(4)
Category includes collateral received at the custodian bank for collateral requirements on forward foreign currency exchange contracts and/or swap agreements. At the period end, the aggregate value of cash deposits received was $1,160,000.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $604,462,619)	$637,877,234
Foreign currency holdings, at value (cost of $406,376)	417,542
Foreign deposits with broker for futures contracts, at value (cost of $311,747)	317,600
Receivable for capital shares sold	11,948
Receivable for variation margin on futures contracts	236,680
Receivable for variation margin on swap agreements	43,811
Unrealized appreciation on forward foreign currency exchange contracts	3,846,971
Swap agreements, at value (including net premiums paid (received) of $386,328)	396,639
Interest receivable	4,799,448
647,947,873

Liabilities
Disbursements in excess of demand deposit cash	8,315
Payable for collateral received for forward foreign currency exchange contracts	720,000
Payable for collateral received for swap agreements	440,000
Payable for capital shares redeemed	227,256
Payable for variation margin on futures contracts	238,164
Payable for variation margin on swap agreements	98,082
Unrealized depreciation on forward foreign currency exchange contracts	1,440,084
Accrued management fees	296,668
Distribution and service fees payable	2,214
Accrued foreign taxes	4,917
3,475,700

Net Assets	$644,472,173

Net Assets Consist of:
Capital paid in	$615,328,180
Distributable earnings	29,143,993
$644,472,173

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$351,630,020	26,688,629	$13.18
I Class	$76,918,628	5,818,537	$13.22
Y Class	$13,732,217	1,036,554	$13.25
A Class	$8,981,308	690,227	$13.01*
C Class	$309,610	24,571	$12.60
R Class	$77,222	5,983	$12.91
R5 Class	$5,869,546	443,201	$13.24
R6 Class	$309,718	23,369	$13.25
G Class	$186,643,904	13,984,253	$13.35
*Maximum offering price $13.62 (net asset value divided by 0.955).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $14,064)	$15,228,352

Expenses:
Management fees	4,531,133
Distribution and service fees:
A Class	22,944
C Class	3,845
R Class	330
Trustees' fees and expenses	46,999
Other expenses	46,082
4,651,333
Fees waived - G Class	(1,013,787)
3,637,546

Net investment income (loss)	11,590,806

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,765,021)
Forward foreign currency exchange contract transactions	(12,052,151)
Futures contract transactions	(712,689)
Swap agreement transactions	(687,754)
Foreign currency translation transactions	(249,771)
(16,467,386)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(4,917))	51,600,810
Forward foreign currency exchange contracts	4,586,772
Futures contracts	(2,336,981)
Swap agreements	304,938
Translation of assets and liabilities in foreign currencies	279,942
54,435,481

Net realized and unrealized gain (loss)	37,968,095

Net Increase (Decrease) in Net Assets Resulting from Operations	$49,558,901

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$11,590,806	$14,505,606
Net realized gain (loss)	(16,467,386)	(998,165)
Change in net unrealized appreciation (depreciation)	54,435,481	(36,285,825)
Net increase (decrease) in net assets resulting from operations	49,558,901	(22,778,384)

Distributions to Shareholders
From earnings:
Investor Class	(5,700,617)	(1,552,619)
I Class	(286,953)	(73,143)
Y Class	(74,064)	(19)
A Class	(106,614)	(37,161)
C Class	(2,028)	(2,955)
R Class	(657)	(562)
R5 Class	(89,861)	(21,375)
R6 Class	(45,312)	(13,173)
G Class	(4,071,986)	(795,266)
Decrease in net assets from distributions	(10,378,092)	(2,496,273)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(50,808,359)	(268,520,182)

Net increase (decrease) in net assets	(11,627,550)	(293,794,839)

Net Assets
Beginning of period	656,099,723	949,894,562
End of period	$644,472,173	$656,099,723

See Notes to Financial Statements.

24

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, bank loan obligations, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

25

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 50% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended October 31, 2019 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4925% to 0.6100%	0.2500% to 0.3100%	0.79%
I Class		0.1500% to 0.2100%	0.69%
Y Class		0.0500% to 0.1100%	0.59%
A Class		0.2500% to 0.3100%	0.79%
C Class		0.2500% to 0.3100%	0.79%
R Class		0.2500% to 0.3100%	0.79%
R5 Class		0.0500% to 0.1100%	0.59%
R6 Class		0.0000% to 0.0600%	0.54%
G Class		0.0000% to 0.0600%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.54%.

27

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2019 totaled $279,572,473, of which $35,965,363 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 totaled $339,647,614, of which $30,460,169 represented U.S. Treasury and Government Agency obligations.

28

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,947,977	$24,803,746	4,270,722	$55,915,494
Issued in reinvestment of distributions	452,369	5,613,898	117,358	1,533,870
Redeemed	(8,607,398)	(111,633,543)	(6,409,733)	(83,634,807)
	(6,207,052)	(81,215,899)	(2,021,653)	(26,185,443)
I Class
Sold	5,020,970	66,182,737	891,721	11,765,128
Issued in reinvestment of distributions	22,956	285,812	5,465	71,595
Redeemed	(719,606)	(9,332,521)	(1,002,846)	(12,995,408)
	4,324,320	57,136,028	(105,660)	(1,158,685)
Y Class
Sold	761,311	9,797,906	305,051	3,932,168
Issued in reinvestment of distributions	5,944	74,064	1	19
Redeemed	(32,809)	(422,212)	(3,350)	(42,863)
	734,446	9,449,758	301,702	3,889,324
A Class
Sold	129,383	1,650,453	371,109	4,820,015
Issued in reinvestment of distributions	8,601	105,703	2,844	36,795
Redeemed	(198,274)	(2,514,001)	(483,020)	(6,144,144)
	(60,290)	(757,845)	(109,067)	(1,287,334)
C Class
Sold	4,195	51,880	1,359	17,637
Issued in reinvestment of distributions	121	1,446	184	2,316
Redeemed	(20,369)	(251,100)	(25,739)	(327,652)
	(16,053)	(197,774)	(24,196)	(307,699)
R Class
Sold	3,828	48,141	4,917	63,023
Issued in reinvestment of distributions	54	657	39	507
Redeemed	(3,487)	(43,104)	(11,183)	(143,842)
	395	5,694	(6,227)	(80,312)
R5 Class
Sold	1,078	13,813	10,885	143,638
Issued in reinvestment of distributions	627	7,811	1,629	21,362
Redeemed	(8,433)	(107,346)	(24,543)	(326,158)
	(6,728)	(85,722)	(12,029)	(161,158)
R6 Class
Sold	16,058	203,449	54,471	716,330
Issued in reinvestment of distributions	3,637	45,312	1,004	13,173
Redeemed	(212,077)	(2,700,631)	(131,949)	(1,692,580)
	(192,382)	(2,451,870)	(76,474)	(963,077)
G Class
Sold	776,002	9,953,569	988,356	12,888,893
Issued in reinvestment of distributions	326,020	4,071,986	60,477	795,266
Redeemed	(3,663,979)	(46,716,284)	(19,423,363)	(255,949,957)
	(2,561,957)	(32,690,729)	(18,374,530)	(242,265,798)
Net increase (decrease)	(3,985,301)	$(50,808,359)	(20,428,134)	$(268,520,182)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$464,726,143	—
Corporate Bonds	—	104,306,459	—
Asset-Backed Securities	—	20,122,460	—
Collateralized Loan Obligations	—	19,820,347	—
U.S. Treasury Securities	—	12,935,771	—
Collateralized Mortgage Obligations	—	7,041,891	—
Bank Loan Obligations	—	2,517,634	—
Commercial Mortgage-Backed Securities	—	2,421,634	—
Temporary Cash Investments	—	3,984,895	—
	—	$637,877,234	—
Other Financial Instruments
Futures Contracts	$803,043	—	—
Swap Agreements	—	$1,549,819	—
Forward Foreign Currency Exchange Contracts	—	3,846,971	—
	$803,043	$5,396,790	—

Liabilities
Other Financial Instruments
Futures Contracts	$368,897	$1,494,296	—
Swap Agreements	—	3,143,963	—
Forward Foreign Currency Exchange Contracts	—	1,440,084	—
	$368,897	$6,078,343	—

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7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $27,082,018.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $536,173,716.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $107,661,713 futures contracts purchased and $66,855,968 futures contracts sold.

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A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $47,462,731.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $3,250,000.

Value of Derivative Instruments as of October 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$43,811	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	396,639	Swap agreements	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	3,846,971	Unrealized depreciation on forward foreign currency exchange contracts	$1,440,084
Interest Rate Risk	Receivable for variation margin on futures contracts*	236,680	Payable for variation margin on futures contracts*	238,164
Interest Rate Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	92,188
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	5,894
		$4,524,101		$1,776,330

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$182,570	Change in net unrealized appreciation (depreciation) on swap agreements	$(491,591)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(12,052,151)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4,586,772
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(712,689)	Change in net unrealized appreciation (depreciation) on futures contracts	(2,336,981)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(870,324)	Change in net unrealized appreciation (depreciation) on swap agreements	826,886
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(30,357)
		$(13,452,594)		$2,554,729

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

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9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$10,378,092	$1,439
Long-term capital gains	—	$2,494,834

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications were primarily due to foreign currency gains and losses.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$605,307,818
Gross tax appreciation of investments	$39,702,193
Gross tax depreciation of investments	(7,132,777)
Net tax appreciation (depreciation) of investments	32,569,416
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(982,328)
Net tax appreciation (depreciation)	$31,587,088
Other book-to-tax adjustments	$(1,110,135)
Undistributed ordinary income	—
Accumulated long-term capital losses	$(1,332,960)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$12.40	0.20	0.76	0.96	(0.18)	—	—	(0.18)	$13.18	7.80%	0.81%	1.57%	46%	$351,630
2018	$12.96	0.23	(0.74)	(0.51)	—	(0.05)	—	(0.05)	$12.40	(3.98)%	0.81%	1.76%	40%	$407,913
2017	$12.82	0.09	0.05	0.14	—	—	—	—	$12.96	1.09%	0.80%	0.74%	87%	$452,514
2016	$12.39	0.11	0.58	0.69	—	(0.25)	(0.01)	(0.26)	$12.82	5.57%	0.80%	0.85%	40%	$434,618
2015(3)	$12.35	0.04	—(4)	0.04	—	—	—	—	$12.39	0.40%	0.81%(5)	0.95%(5)	7%	$469,820
2015	$14.50	0.14	(1.98)	(1.84)	(0.21)	(0.10)	—	(0.31)	$12.35	(12.85)%	0.80%	1.05%	67%	$494,676
I Class
2019	$12.44	0.19	0.78	0.97	(0.19)	—	—	(0.19)	$13.22	7.88%	0.71%	1.67%	46%	$76,919
2018	$12.99	0.25	(0.75)	(0.50)	—	(0.05)	—	(0.05)	$12.44	(3.90)%	0.71%	1.86%	40%	$18,592
2017(6)	$12.31	0.06	0.62	0.68	—	—	—	—	$12.99	5.52%	0.70%(5)	0.88%(5)	87%(7)	$20,782
Y Class
2019	$12.47	0.22	0.76	0.98	(0.20)	—	—	(0.20)	$13.25	7.97%	0.61%	1.77%	46%	$13,732
2018	$13.01	0.28	(0.77)	(0.49)	—	(0.05)	—	(0.05)	$12.47	(3.81)%	0.61%	1.96%	40%	$3,766
2017(6)	$12.31	0.07	0.63	0.70	—	—	—	—	$13.01	5.69%	0.60%(5)	0.96%(5)	87%(7)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$12.25	0.17	0.73	0.90	(0.14)	—	—	(0.14)	$13.01	7.45%	1.06%	1.32%	46%	$8,981
2018	$12.83	0.20	(0.73)	(0.53)	—	(0.05)	—	(0.05)	$12.25	(4.18)%	1.06%	1.51%	40%	$9,192
2017	$12.73	0.06	0.04	0.10	—	—	—	—	$12.83	0.79%	1.05%	0.49%	87%	$11,031
2016	$12.33	0.08	0.57	0.65	—	(0.25)	—	(0.25)	$12.73	5.38%	1.05%	0.60%	40%	$18,161
2015(3)	$12.30	0.03	—(4)	0.03	—	—	—	—	$12.33	0.24%	1.06%(5)	0.70%(5)	7%	$18,899
2015	$14.44	0.10	(1.96)	(1.86)	(0.18)	(0.10)	—	(0.28)	$12.30	(13.06)%	1.05%	0.80%	67%	$19,392
C Class
2019	$11.86	0.08	0.71	0.79	(0.05)	—	—	(0.05)	$12.60	6.69%	1.81%	0.57%	46%	$310
2018	$12.52	0.09	(0.70)	(0.61)	—	(0.05)	—	(0.05)	$11.86	(4.92)%	1.81%	0.76%	40%	$482
2017	$12.51	(0.03)	0.04	0.01	—	—	—	—	$12.52	0.08%	1.80%	(0.26)%	87%	$812
2016	$12.22	(0.02)	0.56	0.54	—	(0.25)	—	(0.25)	$12.51	4.52%	1.80%	(0.15)%	40%	$1,034
2015(3)	$12.22	—(4)	—(4)	—(4)	—	—	—	—	$12.22	0.00%	1.81%(5)	(0.05)%(5)	7%	$1,211
2015	$14.34	0.01	(1.96)	(1.95)	(0.07)	(0.10)	—	(0.17)	$12.22	(13.67)%	1.80%	0.05%	67%	$1,580
R Class
2019	$12.15	0.13	0.74	0.87	(0.11)	—	—	(0.11)	$12.91	7.24%	1.31%	1.07%	46%	$77
2018	$12.76	0.16	(0.72)	(0.56)	—	(0.05)	—	(0.05)	$12.15	(4.44)%	1.31%	1.26%	40%	$68
2017	$12.68	0.03	0.05	0.08	—	—	—	—	$12.76	0.63%	1.30%	0.24%	87%	$151
2016	$12.32	0.04	0.57	0.61	—	(0.25)	—	(0.25)	$12.68	5.06%	1.30%	0.35%	40%	$134
2015(3)	$12.30	0.02	—(4)	0.02	—	—	—	—	$12.32	0.16%	1.31%(5)	0.45%(5)	7%	$157
2015	$14.44	0.07	(1.97)	(1.90)	(0.14)	(0.10)	—	(0.24)	$12.30	(13.28)%	1.30%	0.55%	67%	$179

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$12.46	0.23	0.75	0.98	(0.20)	—	—	(0.20)	$13.24	7.97%	0.61%	1.77%	46%	$5,870
2018	$13.00	0.26	(0.75)	(0.49)	—	(0.05)	—	(0.05)	$12.46	(3.82)%	0.61%	1.96%	40%	$5,608
2017	$12.83	0.11	0.06	0.17	—	—	—	—	$13.00	1.33%	0.60%	0.94%	87%	$6,005
2016	$12.41	0.13	0.57	0.70	—	(0.25)	(0.03)	(0.28)	$12.83	5.78%	0.60%	1.05%	40%	$373,045
2015(3)	$12.36	0.05	—(4)	0.05	—	—	—	—	$12.41	0.40%	0.61%(5)	1.15%(5)	7%	$332,434
2015	$14.51	0.16	(1.97)	(1.81)	(0.24)	(0.10)	—	(0.34)	$12.36	(12.67)%	0.60%	1.25%	67%	$339,993
R6 Class
2019	$12.47	0.26	0.73	0.99	(0.21)	—	—	(0.21)	$13.25	8.02%	0.56%	1.82%	46%	$310
2018	$13.00	0.27	(0.75)	(0.48)	—	(0.05)	—	(0.05)	$12.47	(3.74)%	0.56%	2.01%	40%	$2,691
2017	$12.83	0.12	0.05	0.17	—	—	—	—	$13.00	1.33%	0.55%	0.99%	87%	$3,800
2016	$12.41	0.14	0.57	0.71	—	(0.25)	(0.04)	(0.29)	$12.83	5.83%	0.55%	1.10%	40%	$48,582
2015(3)	$12.35	0.05	0.01	0.06	—	—	—	—	$12.41	0.49%	0.56%(5)	1.20%(5)	7%	$31,370
2015	$14.50	0.16	(1.97)	(1.81)	(0.24)	(0.10)	—	(0.34)	$12.35	(12.63)%	0.55%	1.30%	67%	$30,516
G Class
2019	$12.56	0.31	0.75	1.06	(0.27)	—	—	(0.27)	$13.35	8.62%	0.02%(8)	2.36%(8)	46%	$186,644
2018	$13.02	0.33	(0.74)	(0.41)	—	(0.05)	—	(0.05)	$12.56	(3.19)%	0.02%(9)	2.55%(9)	40%	$207,787
2017(10)	$13.12	0.06	(0.16)	(0.10)	—	—	—	—	$13.02	(0.76)%	0.01%(5)(11)	1.66%(5)(11)	87%(7)	$454,794

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. For the years before October 31, 2015, the fund's fiscal year end was June 30.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.56% and 1.82%, respectively.

(9)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.56% and 2.01%, respectively.

(10)	July 28, 2017 (commencement of sale) through October 31, 2017.

(11)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.55% and 1.12%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of International Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Bond Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2019

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

39

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	44	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	44	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	44	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None

40

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present); Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2013 to 2015)	44	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	44	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	44	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	44	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

41

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

42

Approval of Management Agreement

At a meeting held on June 19, 2019, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund’s service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor’s other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor

43

regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment

44

management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board

45

concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

46

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90983 1912

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $116,815
FY 2019:    $112,213

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0

FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:$0
FY 2019:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:$0
FY 2019:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $130,738
FY 2019:    $180,297

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)    A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 30, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 30, 2019